EXHIBIT 10.46

                                                 OFFICE LEASE FOR

                                          PUTNAM, HAYES & BARTLETT, INC.

                                             Suite Nos. 500, 575 & 600
                                               1776 Eye Street, N.W.
                                              Washington, D.C. 20006



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155



                                                   OFFICE LEASE

         THIS LEASE (the "Lease") is made, entered into and effective as of the 31st day of March, 1997, between George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Jr., Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, acting collectively as trustees on behalf of the beneficial owner, The Greystone Square 127 Associates, a District of Columbia limited partnership, (collectively the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, (hereinafter called "Lessee").

         WITNESSETH, That, for and in consideration of the rents, mutual covenants, and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

1.        DEMISED PREMISES

         (A) Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, for the term and upon the conditions hereinafter provided, the following spaces:

                  (i) a space identified as approximately 36,265 rentable square feet on the fifth and sixth (5th & 6th) floors of the office building situated at 1776 Eye Street, N.W., Washington, D.C. 20006 (such building being hereinafter referred to as the "Building"), having been previously assigned Suite Nos. 500 and 600 respectively (collectively referred to as the "Original Premises"); and,

                  (ii) a space identified as approximately 8,851 rentable square feet on the fifth (5th) floor of the Building, previously identified as Suite No. 575 (hereinafter the "Additional Premises").


         (B) The Original Premises and the Additional Premises are outlined on the floor plans attached hereto and made a part hereof as Exhibit A-1. The
Original Premises and the Additional Premises are hereinafter sometimes collectively referred to as the "Demised Premises," and have a combined rentable area of approximately 45,116 square feet. As otherwise provided for in this Lease, the term "Demised Premises" may be modified to include other spaces in the Building as leased by Lessee from time to time, in which case the combined rentable area of the Demised Premises may change. The Original Premises and the Additional Premises have been measured in accordance with the Washington, D.C., Association of Realtors Standard Method of Measurement, 1983 Version. As of the date of this Lease first hereinabove stated the Building contains approximately 212,582 square feet of rentable area of office and retail spaces and approximately 199,552 square feet of rentable area of office spaces. Lessee recognizes that the statement of rentable area for any space and of the Building given above are approximate, but that for the purposes of this Lease are an accurate statement of such areas; by executing this Lease, Lessee recognizes that it has had the opportunity to measure the Original Premises and that it waives any right to challenge subsequently this statement of measurement of rentable areas of the Original Premises and the Building. Lessor agrees to afford to Lessee the opportunity to measure the area of the Additional Demised Premises prior to Commencement Date 2 (as hereinafter defined), provided that when Lessee executes and delivers Exhibit D-1 related to the Additional Premises it shall be deemed Lessee's acceptance of the area of the Additional Premises as stated in that Exhibit. As and to the extent that Lessee can reasonably demonstrate to Lessor that Lessor's determination of the rentable area of the Additional Premises hereinabove stated is incorrect at that time, Lessor agrees to modify the Lease. to reflect the agreed upon rentable area of the Additional Premises.

         (C) Lessor agrees to deliver and Lessee agrees to accept possession of the Demised Premises in its "as is" condition existing on the date possession is delivered to Lessee, without requiring Lessor to make any modifications, alterations, repairs, improvements, or decorations to be made to or demolition of existing improvements within the Demised Premises, provided that the Additional Premises shall be delivered in broom clean condition with any base building operating equipment in the Additional Premises being in normal operating condition as and when delivered by Lessor to Lessee. Lessor shall have no obligation to deliver any supplemental air conditioning, heating ventilation package units and kitchen equipment in working order and condition. Lessor has agreed to provide to Lessee the Allowance for the Initial Alterations as provided for and identified in the Section of this Lease entitled "ALTERATIONS."

         (D) Subject to the provisions of the Section of this Lease entitled "DAMAGE TO THE BUILDING AND/OR THE DEMISED PREMISES," Lessor agrees that it will deliver and keep from and after the Commencement Date 1 (as hereinafter defined) all common and public areas of the Building, the base building systems of the Building and all external and structural elements thereof in safe and sanitary condition, in good working order and condition, and in accordance with the standards customarily employed by other landlords of comparable first-class office buildings located within the central business district of Washington, D.C., including, as provided for in the Section of this Lease entitled "COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT," ensuring compliance of common and public areas of the Building with ADA (as hereinafter defined).

         (E) (i) Lessor furthers agrees that, if prior to the date Lessee receives the right to lawfully occupy the Original Premises and the Additional Premises for its regular business operations upon substantial completion of Initial Alterations (as hereinafter defined), District of Columbia plans reviewing officials ("Reviewing Officials"), District of Columbia inspecting officials ("Inspecting Officials"), or both, determine that the base building fire and life safety systems of the Building are in noncompliance with applicable codes of the District of Columbia in effect as of January 1, 1997 (the "Codes"), and that such condition (a) prevents Lessee from obtaining permits and approvals from the District of Columbia necessary to permit Lessee to undertake Initial Alterations, (b) prevents Lessee from subsequently occupying the Additional Premises after completion of Initial Alterations for Lessee's regular business operations, or (c) prevents Lessee from continuing to use and occupy the Original Premises for Lessee's regular business operations from and after the date of commencement of Initial Alterations, then Lessor shall be responsible for those modifications to the base building fire and life safety systems of the Building which are required to bring those systems into a condition which, in accordance with the Codes, would permit Lessee to obtain the necessary permits and approvals so that Lessee may undertake Initial Alterations, would lawfully permit Lessee to lawfully occupy the Original Premises for Lessee's regular business operation during construction of Initial Alterations, and would subsequently permit Lessee to lawfully occupy for Lessee's regular business operations the Demised Premises upon substantial completion of Initial Alterations (such necessary and required modifications to base building fire and life safety systems being hereinafter referred to as "Fire/Life Safety Modifications").

                  (ii) If at the time Lessee submits to the District of Columbia applications for permits and licenses to undertake Initial Alterations (collectively "Permits"), Reviewing Officials determine that Fire/Life Safety Modifications are required to be made, then Lessor agrees to use commercially reasonable efforts to (a) complete the then identified Fire/Life Safety Modifications, or in lieu thereof (b) reach agreement with the Reviewing Officials binding upon Lessor regarding Lessor undertaking and completing Fire/Life Safety Modifications which permit the issuance of the Permits. Lessor shall notify Lessee in writing when Lessor has either completed those Fire/Life Safety Modifications in accordance with the applicable codes of the District of Columbia and has obtained all necessary governmental inspections and approvals of such Fire/Life Safety Modifications, or when Lessor has reached an agreement with the Reviewing Officials binding upon Lessor permitting the issuance of the Permits (the "Completion Notice 1").

                  (iii) If after the commencement of construction of Initial Alterations, Inspecting Officials determine that certain Fire/Life Safety Modifications are required to be made in order to permit Lessee to continue to occupy the Original Premises for Lessee's regular business operations or permit Lessee to lawfully occupy the Additional Premises and/or the Original Premises upon substantial completion of Initial Alterations, then Lessor agrees to use commercially reasonable efforts to (a) complete those identified Fire/Life Safety Modifications or in lieu thereof (b) reach agreement with the Inspecting Officials binding upon Lessor regarding Lessor undertaking and completing Fire/Life Safety Modifications so that Lessee can continue to lawfully occupy the Original Premises or so that Lessee can obtain, upon substantial completion of Initial Alterations. the right to lawfully occupy the Additional Premises, and if applicable the Original Premises. Lessor shall notify Lessee in writing when Lessor has completed in accordance with the Codes those Fire/Life Safety Modifications identified by the Inspecting Officials and has obtained all necessary governmental inspections and approvals for such Fire/Life Safety Modifications or when Lessor has reached an agreement with the Inspecting Officials binding upon Lessor permitting Lessee to lawfully occupy Original
Premises, the Additional Premises or both for Lessee's regular business operations (the "Completion Notice 2"). Completion Notice 2 shall only be required to be given by Lessor if Lessor has been advised by Lessee that Fire/Life Safety Modifications have been required by Inspecting Officials in order to permit Lessee to lawfully occupy, or continue to lawfully occupy, the Additional Premises, the Original Premises or both.

         (F) Notwithstanding Lessor's obligations to make any Fire/Life Safety Modifications identified by Reviewing Officials or Inspecting Officials in connection with the Initial Alterations as specified in Subsection (E) of this Section, Lessor shall have no obligation to undertake any fire and life safety improvements to or within the Demised Premises. If however (i) Lessor undertakes any fire and life safety improvements to or within any premises leased to any other office tenant(s) of the Building prior to January 1, 2002 and such improvements are of a nature similar or comparable to the fire and life safety improvements undertaken by Lessee as part of Initial Alterations, (ii) the cost of such improvements is not paid for by the tenant in question, and (iii) the aggregate of the rentable areas of all premises in the Building leased for office uses in which Lessor has undertaken such improvements, at other than a tenant's cost, exceeds twenty-five percent (25 %) of the rentable area of the Building dedicated to office uses, Lessor shall reimburse Lessee for the direct costs actually incurred by Lessee at the time it undertook Initial Alterations to per-form its fire and life safety improvements which are similar or comparable to those undertaken by Lessor for other office tenants of the Building thereafter.

         (G) Lessee represents that it has thoroughly examined the Building and the Original Premises and is aware of and accepts the existing condition of the Original Premises and the Building, subject to Lessor's obligations for Fire/Life Safety Modifications as specified in Subsection (E) of this Section.

2.       TERM

         (A) Subject to and upon the covenants, agreements and conditions of Lessor and Lessee set forth herein, or in any Exhibit or Addendum hereto, the term of this Lease with regard to the Demised Premises shall commence as follows:

                  (i) With regard to the Original Premises, on the 1st day of January, 1997 (hereinafter called the "Commencement Date I"); and,

                  (ii) With regard to the Additional  Premises,  on the later of
                  (a) April 21, 1997, or (b) the date thereafter that Lessor delivers the Additional Premises to Lessee in Delivery Condition (either to occur of (a) or (b) being hereinafter called the "Commencement Date 2").

To effect delivery and trigger the occurrence of Commencement Date 2, Lessor must deliver the Additional Premises free and clear of all occupancies and tenancies, must have brought all base building operating equipment in the
Additional Premises (and specifically. not including supplemental air conditioning, heating and ventilation package units and kitchen equipment) to normal operating condition and must deliver the Additional Premises in broom clean condition (the "Delivery Condition").

                           (B) The term of this Lease with regard to the Demised
Premises shall expire on the
31st day of December, 2006.

         (C) In the event Lessor is unable to deliver possession of the Additional Premises to Lessee in the Delivery Condition by April 21, 1997, Lessor shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from this Lease, because of Lessor's inability to deliver the Additional Premises to Lessee by such date. Commencement Date 2 shall be extended to and become the date that Lessor delivers possession of the Additional Premises to Lessee in the Delivery Condition. If Commencement Date 2 does not occur until a date after May 31, 1997 due to Lessor's inability to deliver possession of the Additional Premises to Lessee in the Delivery Condition, then, as provided in Subsection (F) of the Section of this Lease entitled "RENT, " Lessee shall be entitled to and Lessor shall recognize as a credit to Monthly Rent 2 (as hereinafter defined) accruing after Rent Commencement Date 2.

         (D) Notwithstanding the provisions of Subsection (C) of this Section, if Lessor is unable to deliver the Additional Premises to Lessee in the Delivery Condition by August 31, 1997, Lessee shall have the option to cancel this Lease, provided written notice thereof is delivered to Lessor prior to the time that Lessor delivers the Additional Premises to Lessee in the Delivery Condition. This Lease shall be deemed canceled as of the date of receipt by Lessor of Lessee's notice of cancellation to Lessor. If Lessor tenders delivery of the Additional Premises to Lessee in the Delivery Condition prior to the time that Lessee delivers a written notice of cancellation to Lessor, this Subsection (D) shall be deemed automatically null and void and Lessee shall have no right to refuse to accept delivery of the Additional Premises or further right to seek to cancel this Lease.

         (E) (i) In the event that (a) Lessee cannot obtain Permits from the Reviewing Officials due to the failure of Lessor to complete Fire/Life Safety Modifications or Lessor's failure to reach agreement with Reviewing Officials binding upon Lessor regarding Lessor's undertaking and completing those Fire/Life Safety Modifications, as provided for in Subsection (E) of the Section of this Lease, entitled "DEMISED PREMISES," (b) Lessee cannot continue to lawfully occupy and use all or a substantial portion of the Original Premises from and after the date that construction of Initial Alterations is commenced, or (c) Lessee cannot lawfully occupy, as of the date of substantial completion of the Initial Alterations,. the Additional Premises and, if applicable the Original Premises, due to the failure of Lessor to complete the Fire/Life Safety Modifications or reach agreement with the District of Columbia binding upon Lessee regarding Lessor's undertaking and completing Fire/Life Safety Modifications, as provided for in Subsection (E) of the Section of this Lease, entitled "DEMISED PREMISES," then in addition to any abatement of certain rent as provided for in Subsection (G) of the Section of this Lease entitled "MONTHLY RENT," Lessee shall have the right to cancel this Lease as hereinafter provided in this Subsection.

                  (ii) If (a) Lessee is legally prevented from obtaining the Permits solely due to the fact that Lessor has not previously undertaken the Fire/Life Safety Modifications identified by Reviewing Officials, or that Lessor has not agreed with Reviewing Officials on Fire/Life Safety Modifications to be made, and the delay in issuance of Permits extends for more than sixty (60) days after the date that Lessee has advised Lessor that the Reviewing Officials are requiring Lessor to undertake Fire/Life Safety Modifications as a condition to issuance of the Permits, (b) Lessee is legally prevented by the Inspecting Officials from lawfully occupying the Additional Premises for its regular business operations solely due to the fact that Lessor has not undertaken the Fire/Life Safety Modifications identified by Reviewing Officials or the Inspecting Officials, or that Lessor has not reached agreement with Inspecting Officials on Fire/Life Safety Modifications to be made, and thus Lessee's lawful occupancy for its regular business operations is delayed for a period of more than sixty (60) days following the date Lessor receives Lessee's notice advising Lessor that Inspecting Officials have identified Fire/Life Safety Modifications that must be undertaken as a condition to the issuance of a certificate of occupancy for the Additional Premises (or the Demised Premises, if applicable), or (c) Lessee's lawful occupancy of the Original Premises for its regular business operations is disrupted by Inspecting Officials after commencement of Initial Alterations solely due to the fact that Lessor has not undertaken, as and when required, the Fire/Life Safety Modifications identified by Reviewing Officials or the Inspecting Officials, or that Lessor has not reached agreement with Inspecting Officials on Fire/Life Safety Modifications to be made, and this-disruption continues for a period of more than fifteen (15) consecutive business days following the date that Lessor receives Lessee's notice that the Inspecting Officials have ordered that Lessee cease to occupy all or a substantial portion of the Original Premises for Lessee's regular business operations, then Lessee may elect to cancel this Lease as hereinafter provided.

(iii)Lessee may exercise this right to cancel only by delivering to Lessor written notice of such election to cancel this Lease, which notice must be received by Lessor within fifteen (15) business days after the date that Lessee is first entitled to exercise this right to cancel and in any case such notice to be effective must be delivered to Lessor prior to the date that Lessor delivers to Lessee Completion Notice 1 or Completion Notice 2, as applicable. If Lessee has not delivered its notice of cancellation by the earlier of (a) the time Lessee receives Completion Notice 1 or Completion Notice 2, as applicable, or (b) the expiration of the fifteen
     (15) day period, then this option to cancel this Lease shall become null and void. If Lessee timely and properly exercises its right to cancel this Lease as provided above, Lessee shall be entitled to be reimbursed by Lessor for all costs, direct and indirect, incurred by Lessee related to this transaction, including the costs and expenses of the Initial Alterations incurred by Lessee, less, however, the amount of any Allowance paid over by Lessor to Lessee or to Lessee's contractors, suppliers and vendors on Lessee's behalf. As consideration for such payment, Lessee shall assign over to Lessor all right, title and interest in and to any and all of the Initial Alterations, including any furniture, fixtures and equipment purchased by or for Lessee with the Allowance, all of which shall become Lessor's property as of the effective date of cancellation.


         (F) (i) In the event that Lessee timely and properly exercises one of the its rights to cancel this Lease afforded in Subsection (D) or Subsection (E) of this Section above, and except where Lessee cancels this Lease due to the fact that it is legally prohibited from lawfully occupying the Original Premises or a substantial portion thereof (as such term "substantial portion" is hereinafter defined -in Subsection (G) of the Section of this Lease entitled "RENT") for its regular business operations due the lack of completion, or agreement on completion, of Fire/Life Safety Modifications, Lessor and Lessee shall recognize that certain office lease for the Original Premises, dated July 8, 1988, by and between Lessor and Lessee, as amended to the date of this Lease, (the "Original Lease"), and the Original Lease shall be reinstated as if it had continued in full force and effect through Commencement Date 1, and Lessee shall be permitted to continue to lease the Original Premises through October 31, 1998, as and to the extent provided for in the Original Lease. Lessee shall have no rights thereafter to the Additional Premises, nor to any rights arising under this Lease, this Lease being deemed null and void as of the date of receipt by Lessor of Lessee's notice of cancellation to Lessor. If this Lease is so canceled, Lessor, by such cancellation action, shall be liable under the Original Lease for all Monthly Rent and additional rent arising under the Section of the Original Lease entitled "RENTAL ESCALATION FOR INCREASES IN EXPENSES," which would have accrued from and after January 1, 1997, but for the termination of the Original Lease. Against that accrued liability, Lessee shall be given credit for any Monthly Rent paid by Lessee to Lessor pursuant to this Lease. Lessee shall pay any deficiency within thirty (30) days after the date of receipt of Lessor's notice to Lessee advising Lessee of the amount of any such deficiency. In the event that this Lease is cancelled and the Original Lease reinstated due to Lessee's inability to have access to the Additional Premises, Lessor agrees thereafter to cooperate with Lessee to seek to provide Lessee, at Lessee's sole option, with interim office space in the Building of rentable area approximately the rentable area of the Additional Premises to meet Lessee's needs as of the applicable cancellation date. If such space is provided, Lessee agrees to lease such space upon the terms of the Original Lease, with the monthly rent for such area being based upon the effective rental rate per square foot per month then in effect under the Original Lease for the Original Premises. Lessee will lease such space in its "as is" condition without requiring any changes or modifications by Lessor.

          (ii) Where Lessee is prevented from lawfully occupying the Original Premises for its regular business purposes due to Lessor's failure to complete, or in lieu thereof failure to reach agreement to complete Fire/Life Safety Modifications, the cancellation of this Lease by Lessee through the exercise of its rights under Subsection (E) of this Section shall also serve to cancel the Original Lease. In that instance and within thirty (30) days after the timely delivery to Lessor of the notice of cancellation arising due to Lessee's lose of its lawful right to occupy the Original Premises because of the absence of, or lack of agreement upon Fire/Life Safety Modifications, Lessee shall vacate the Original Premises and the Additional Premises as if the Lease had naturally expired at the end of its initial term and any ongoing obligations of Lessor and Lessee shall be governed solely by the provisions of this Lease.

         (G) When Lessee and Lessor have executed this Lease and Lessee holds possession of the Original Premises pursuant to this Lease, Lessor and Lessee shall execute the "Declaration as to Date of Delivery and Acceptance of Possession of Original Premises, " attached hereto as Exhibit D. When Lessee accepts possession of the Additional Premises, Lessor and Lessee shall execute the "Declaration as to Date of Delivery and Acceptance of Possession of Additional Premises, " attached hereto as Exhibit D-1, which shall specify Commencement Date 2. Execution of this document shall not be deemed a condition to the occurrence of Commencement Date 2.

(H) If Lessee has the right to cancel this Lease pursuant to Subsection (E) of this Section, and if the Codes would permit Lessee to construct the Initial Alterations and subsequently to lawfully occupy the Demised Premises if interim fire and life safety devices were installed in the Demised Premises, then Lessee may, in lieu of cancellation of this Lease, and with Lessor's prior approval, which approval may not be unreasonably withheld or delayed, modify the Initial Alterations to include installation of the interim fire and life safety devices in the Demised Premises permitted by the Codes so that Lessee can construct Initial Alternations and subsequently lawfully use and occupy the Demised Premises, without Lessor first having completed the Fire/Life Safety Modifications or alternately reached an agreement with the District of Columbia binding upon Lessor related to Fire/Life Safety Modifications. By Lessee undertaking such work and installing as applicable such interim devices, Lessee automatically waives its right to cancel this Lease as otherwise afforded to Lessee pursuant to Subsection (E) above of this Section. If Lessee does modify the Initial Alterations to include approved interim devices that will permit it to lawfully occupy the Demised Premises, then at such time as Lessor completes the Fire/Life Safety Modifications, Lessor shall pay for the costs of (i) connection to base building fire and life safety systems and
     (ii) any retrofitting of the fire and life safety improvements installed by Lessee in the Demised Premises as part of the Initial Alterations, which are necessary for Lessee's continued lawful occupancy of the Demised Premises for Lessee's regular business operations. Lessor shall also pay for the reasonable costs of patching and repairing damage to tenant improvements in the Demised Premises including the Initial Alterations, caused by removal, if necessary, of the fire and life safety interim devices.


3.       USE

         Lessee shall use and occupy the Demised Premises solely for general office purposes in accordance with the applicable zoning regulations. The Demised Premises shall not be used for any other purpose without the prior written consent of Lessor. Lessee shall not use or occupy the Demised Premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of all governments, government agencies and any other public authority having jurisdiction over the Demised Premises. Lessee may not use, store or dispose of any hazardous materials on or about the Demised Premises, except as necessary to the normal and ordinary operation of its business in the Demised Premises, and then such use, storage and disposal shall only be in accordance with applicable environmental rules and regulations.


4.       RENT

         (A) Lessee covenants and agrees to pay to Lessor rent of any kind or nature, including Monthly Rent 1 (as hereinafter defined), Monthly Rent 2 (as hereinafter defined) and any sums, charges, expenses and costs identified in this Lease as additional rent to be paid by Lessee to Lessor. Lessee's obligation to pay rent for the Original Premises shall begin on the Commencement Date I (hereinafter the "Rent Commencement Date I "); Lessee's obligation to pay rent for the Additional Premises shall begin on the date that is three hundred
(300) calendar days after Commencement Date 2 (hereinafter such later date being referred to as the "Rent Commencement Date 2"). All rent obligations stated in this Lease shall continue to remain an obligation of Lessee until completely satisfied.

         Lessee shall make all payments of rent by check, payable to "The Greystone Square 127 Associates," and delivered to P.O. Box 91852, Washington, DC 20090-1852, or to such other party or to such other address as Lessor may designate from time to time by written notice to Lessee, without demand and without deduction, set-off or counterclaim. If Lessor shall at any time or times accept rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of Lessor's rights hereunder.

         (B) The initial monthly rent for the Original Premises (hereinafter referred to as "Monthly Rent 1") as of Rent Commencement Date 1, which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby agrees to accept, shall be One Hundred Two Thousand Seven Hundred Fifty and 83/100ths Dollars ($102,750.83). The initial monthly rent for the Additional Premises (hereinafter referred to as "Monthly Rent 2") as of Rent Commencement Date 2, which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby agrees to accept, shall be Twenty-five Thousand Seventy-seven and 83/100ths Dollars ($25,077.83).

         (C) Monthly Rent 1 and Monthly Rent 2 shall each be subject to adjustment as provided in the Section of this Lease entitled "ANNUAL ESCALATION OF MONTHLY RENT." The term "Monthly Rent" shall mean collectively Monthly Rent 1 and Monthly Rent 2 as specified above and as subsequently adjusted pursuant to the operation of that Section of this Lease or as otherwise modified in response to Lessee's exercise of any rights to lease other space in the Building pursuant to this Lease.

         (D) Monthly Rent as specified above shall be payable in advance on the first day of each calendar month during the term of this Lease following the applicable Rent Commencement Date. Additionally, Lessee shall be credited toward the payment of Monthly Rent first due and owing under this Lease with any payment of Monthly Rent and additional rent arising under the Section of the Original Lease entitled "RENTAL ESCALATIONS FOR INCREASES IN EXPENSES" of the Original Lease made by Lessee for those rent obligations arising under the Original Lease from and after January 1, 1997. Lessee shall also pay to Lessor with the payment of Monthly Rent such payments of additional rent provided for in the Section of the Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES."

         (E) If Rent Commencement Date 1, and therefore the obligation under this Lease to pay Monthly Rent 1, begins on a day other than the first day of a calendar month, then Monthly Rent I from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of Monthly Rent I for each day of that month from and including the Rent
Commencement Date 1, payable in advance, as specified above. If Rent Commencement Date 2, and therefore the obligation under the Lease to pay Monthly Rent 2, begins on a day other than the first day of a calendar month, then
Monthly Rent 2 from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of Monthly Rent 2 for each day of that month from and including the Rent Commencement Date 2, payable in advance, as specified above.

         (F) If Lessor was unable to deliver the Additional Premises in Delivery Condition by May 31, 1997, and the Commencement Date 2 is a date after such date, then provided Lessee has not exercised any right to cancel this Lease as provided in the Section of this Lease entitled "TERM," Lessee shall be entitled to and Lessor shall recognize as a credit to Monthly Rent 2 (as hereinafter defined) applicable after Rent Commencement Date 2 an amount equal to the product of (i) the amount of Monthly Rent 2 per calendar day (calculated on a thirty (30) day month), times (b) the number of calendar days after May 31, 1997 that Lessor is delayed in the delivery of the Additional Premises to Lessee in the Delivery Condition.

         (G) (i) In the event that Lessor has not completed the Fire/Life Safety Modifications or alternatively reached agreement with the District of Columbia binding upon Lessor concerning undertaking the Fire/Life Safety Modifications and such failure (a) results in the District of Columbia causing Lessee to cease use of all or a portion of the Original Premises for Lessee's regular business operations at some point in time after Commencement Date 1, (b) delays Lessee's right to lawfully occupy the Additional Premises for Lessee's regular business operations, or (c) both, then for so long as Lessee is prevented from occupying some or all of the Demised Premises for it regular business operations Lessee will be entitled to an abatement of Monthly Rent, but only as hereinafter provided in this Subsection.

                  (ii) (a) Where Lessee is notified by the Reviewing Officials that the issuance of Permits will be delayed solely due to the absence of, or alternatively the failure of Lessor to agree with the District of Columbia upon the completion of, the Fire/Life Safety Modifications and such delay in the issuance of Permits continues for a period of more than thirty (30) calendar days, (b) where Lessee is delayed in the installation, fabrication or construction of Initial Alterations for more than thirty (30) calendar days and such delay is due solely to the absence of, or alternatively to the failure of Lessor to agree with the District of Columbia upon the completion of the Fire/Life Safety Modifications, or (c) where Lessee's lawful occupancy of the Additional Premises is delayed for more than thirty (30) calendar days after substantial completion of Initial Alterations and such delay is due solely to the absence of, or alternatively the failure of Lessor to agree with the District of Columbia upon the completion of, the Fire/Life Safety Modifications, and in any case Lessee has- not cancelled this Lease as provided in Subsection
(E) of the Section of this Lease entitled "TERM", Lessee shall be entitled an abatement of Monthly Rent 2. The amount of abatement of Monthly Rent 2 shall be equal-to one thirtieth (1/30th) of the amount of Monthly Rent 2 for each day that Lessee is so delayed after the expiration of the applicable thirty (30) day period from occupying the Additional Demised Premises for Lessee's regular business operations. Any abatement of Monthly Rent 2 herein provided shall be applied to Lessee's obligation for Monthly Rent 2 otherwise arising from and after the Rent Commencement Date 2. Any accrual of abated Monthly Rent 2 under this Subsection shall cease as of the earlier of (x) the date that Lessee obtains the Permits for Initial Alterations, (y) the date that Lessor delivers to Lessee the last of any required Completion Notices specified in Subsection
(D) of the Section of this Lease entitled "DEMISED PREMISES," or (z) the date Lessee completes installation of interim fire and life safety devices which permit Lessee to lawfully occupy the Demised Premises.

(iii)Where Lessee's lawful occupancy of the Original Premises or a substantial portion thereof for Lessee's regular business operations is prevented by order of an Inspecting Official from and after the commencement of construction of Initial Alterations, and such interruption in occupancy is solely due to the absence of, or alternatively the failure of Lessor to agree with the District of Columbia upon the completion of, the Fire/Life Safety Modifications, then Monthly Rent 1 shall be abated from the date that Lessee's occupancy of the Original Premises or the substantial portion thereof for its regular business operations is required by the District of Columbia to cease. The amount of Monthly Rent I to be abated from time to time and day for day shall be equal to one-thirtieth (1/30th) of an amount equal to the product of Monthly Rent 1 times a fraction the numerator or which is the area of the Original Premises that Lessee cannot lawfully be occupied on that day for Lessee's regular business operations and the denominator of which is the area of the Original Premises. Any abatement of Monthly Rent I under this Subsection shall cease as of the earlier of (a) the date that Lessee receives notice from the District of Columbia that it may lawfully re-occupy the Original Premises or the portion thereof, (b) the date that Lessor delivers to Lessee the last of any required Completion Notices specified in Subsection (D) of the Section of this Lease entitled "DEMISED PREMISES", (c) the date Lessee completes installation of interim fire and life safety devices which permit Lessee to lawfully occupy the Demised Premises, or (d) the effective date of cancellation of this Lease.


For the purposes of this Lease the phrase "substantial portion" shall mean in excess of twenty percent (20%) of the rentable area of the Original Premises. As and to the extent that lawful occupancy of less than all of the Original Premises is involved and there is a disagreement between Lessor and Lessee as to whether a substantial portion of the Original Premises is effected, and the determination by the District of Columbia is not dispositive on the matter, then Lessor and Lessee agree that such determination shall be made by Lessee's architect, applying -professional standards to its evaluation of what portion of the Original Premises cannot be lawfully used for Lessee's regular business operations due to the District of Columbia's determination.,


5.       OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES

         (A) If the Operating Expenses (as defined below) of the Building increase during any calendar year after calendar year 1997 (hereafter called the "Base Year"), Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the increase in such Operating Expenses. Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of office and retail areas in the Building, which percentage as of the Commencement Date 1 shall be 17.04%, and which percentage as of the Rent Commencement Date 2 shall be 21.20%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee.

         (B) The term "Operating Expenses" shall mean (i) any and all expenses, charges and fees incurred in connection with managing, operating, maintaining, servicing, insuring and repairing the Building, atrium (if any) and related exterior appurtenances, and (ii) the costs and expenses of capital improvements made subsequent to the Base Year and (a) reasonably intended to reduce Operating Expenses or Operating Costs (as hereinafter defined) or (b) required by public authorities to bring the Building or the Land in compliance with applicable laws or regulations, enacted or amended after the date of this Lease (but specifically excluding the cost and expenses incurred by Lessor for Fire/Life Safety Modifications), with the costs and expenses of those capital improvements (with interest at (1) Lessor's reasonable, actual cost of funds, or (2) if the improvement is not financed, the prime rate reported in the Wall Street Journal being amortized over the Approved. Period (as hereinbelow defined) and with only the amortized amount of the costs and expenses of those improvements attributable to a calendar year being an element of Operating Expenses in that particular calendar year). The "Approved Period" shall mean the economic useful life of the improvement, except that, with respect to an improvement made for the purpose of reducing Operating Expenses or Operating Costs, Lessor may amortize the expense over the period such that the yearly amortization amount is equal to the projected annual savings as reasonably estimated by Lessor.

         (C) Operating Expenses shall not include the following: (i) the costs and expenses of painting or decorating of other than public or common areas of the Land (as' hereinafter defined) and the Building and costs and expenses of capital improvements, except those specifically permitted and provided for in Subsection (B) of this Section of the Lease; (ii) interest and amortization of mortgages, financing costs, including points, commitment fees and broker fees;
(iii) base ground rent, if any (i.e., exclusive of real estate taxes, utilities, insurance and other "net" elements constituting rent under a ground lease); (iv) depreciation of the Building; (v) compensation paid to officers or executives of Lessor or Agent above the grade of a general manager; (vi) leasing commissions;
(vii) income or franchise taxes; (viii) the cost of correcting structural or any other latent defects in the initial construction or subsequent renovation of the Building; (ix) any cost for which Lessor is reimbursed in full by insurance, warranty or similar third party proceeds (except for reimbursements made by tenants pursuant to lease provisions similar to the provisions of this Section);
(x) those marketing and advertising costs relate d to the marketing and leasing of the Building (including allowances, abatements and other rent concessions granted to a tenant); (xi) expenses in connection with services or other benefits of a type or quantity beyond the scope of this Lease which are not made available to Lessee but which are provided to one or more other tenants or occupants of the Building (it being the intent of the par-ties that Lessee not "subsidize" services made available to other tenants of the Building at no additional charge to such tenants); (xii) attorney's fees and other costs incurred by Lessor (a) in the preparation or negotiation of leases in the Building and amendments thereto, (b) in the enforcement of any such lease or in connection with a tenant dispute, and (c) in connection with disputes with prospective tenants, employees, purchasers or mortgagees of the Building; (xiii) any governmental fines or penalties incurred by Lessor due to violations by Lessor of any governmental rules or regulations; (xiv) costs, including permits, licenses, and inspection costs, incurred with respect to the installation of tenant improvements for new tenants in the Building; (xv) rentals and other related expenses (including late fees, penalties and interest) incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services; (xvi) electrical power costs for which any tenant directly contracts with the local public service company; (xvii) overhead and profit increment paid to Lessor or to subsidiaries or affiliates of Lessor for services in the Building to the extent the same exceeds the market costs of such services rendered by comparable unaffiliated third parties on a competitive basis; (xviii) charitable, political and civic contributions of Lessor; (xix) costs of purchasing paintings, sculptures or other art work for display in the Building; (xx) for the initial term of this Lease only, management fees in excess of three percent (3 %) of the aggregate of all gross receipts derived from the Building; provided, however, that for any period of time that Building gross receipts fall below the applicable minimum threshold level for purposes for calculating the gross receipts for the Building under the Building management contract (and as a result thereof a "minimum management fee" shall be payable in lieu of a flat percentage of gross receipts of the Building), the cap on management fees shall be three percent (3 %) of the aggregate of all gross receipts derived from the Building as if it were fully leased for such period; (xxi) professional accounting expenses other than those accounting expenses incurred by Lessor (a) in accordance the provisions of this Section concerning the audit of Lessor's books and records, but not including the cost of Lessor's response to a tenant's request to audit Lessor's books and records, or (b) in connection with the completion of forms or other documents required by any state, county, federal government or other governmental or quasi-governmental entity which relate solely to the ownership and operation of the Building and the Land (and specifically excluding Lessor's income tax returns); (xxii) general corporate overhead and administrative expenses of Lessor (including salaries and general corporate overhead and administrative expenses of Lessor (including salaries and other compensation paid to officers and executives of Lessor )) unless otherwise provided herein; (xxiii) late charges incurred by Lessor for its failure to pay timely any mortgage installment, any Operating Expense, any Operating Cost, or Real Estate Taxes; (xxiv) costs and expenses paid by the parking garage operator or otherwise related to the operation of the Building garage (other than electricity and water, Real Estate Taxes and insurance premiums payable for the Building (as it includes the garage), all of which shall be included as an Operating Expenses, Operating Costs, or in Real Estate Taxes as applicable);
(xxv) reserves for repairs, maintenance and replacements; (xxvi) costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Building or the Land; (xxvii) any compensation paid to clerks, attendants or other persons in commercial concessions operated for profit by Lessor; (xxviii) costs of cleanup of any Materials (as hereinafter defined) in, on or under the Building or Land (other than in the normal course of business, such as de minimis oil or gasoline leaks from vehicles or the spills of oil used in the chillers or back-up generator), except that notwithstanding the foregoing, Lessor shall not be required to exclude from Operating Expenses any costs incurred by Lessor as a result of Materials resulting from any acts or omissions of Lessee, its employees, agents, contractors, guests, licensees, or invitees (xxix) moving expense costs of tenants of the Building; (xxx) the costs of overtime HVAC service payable by any tenant to Lessor; (xxxi) costs of repairs or replacements incurred by reason of fire or other insured casualty or condemnation (provided Lessor has paid the insurance premiums for any such insurance required to be maintained by Lessor pursuant to this Lease, and in the event Lessor fails to so pay any insurance premiums as and when required, Lessee shall not be liable for the cost of such repairs or replacements); (xxxii) bad debt loss, rent loss, or reserves for either of them; and (xxxiii) costs of improving, altering constructing or redecorating any space leased to tenants of the Building; (collectively the "Excluded Items"). Operating Expenses shall also not include Operating Costs (as defined in (E) below) or Real Estate Taxes (as defined in (G) below). Rent for the off-site management office and salaries or other compensation paid by Lessor to persons who are engaged in the management, repair, maintenance or operation of the Building (at the level of a "general manager" or below) as well as other buildings in the surrounding area ("Other Buildings") shall be included as Operating Expenses, but such off-site management office rent and salary or other compensation shall be allocated equitably to the Building based upon the square footage of the Building and the total square footage of all Other Buildings to which such persons provide management, repair, maintenance or operational services, unless in Lessor's reasonable judgment, extenuating circumstances apply which warrant the determination of such allocation on a different basis.

         (D) If the Operating Costs (as defined below) of the Building increase during any calendar year after the Base Year, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the increase in such Operating Costs. Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of all office area in the Building, which percentage as of the Commencement Date 1 shall be 18.17 %, and which percentage as of Rent Commencement Date 2 shall be 22.66%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee.

         (E) The term "Operating Costs" shall mean the costs of (i) the cleaning contract(s) and cleaning supplies, (ii) electricity and water, and (iii) elevator maintenance contracts. Operating Costs shall not include Operating Expenses, Excluded Items, or Real Estate Taxes.

         (F) If the Real Estate Taxes increase during any calendar year after the Base Year, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the increases in such Real Estate Taxes. Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of all office and retail areas in the Building, which percentage as of the Commencement Date 1 shall be 17.04%, and which percentage as of Rent Commencement Date 2 shall be 21.20%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee.

         (G) The term "Real Estate Taxes" shall mean (i) any and all real estate taxes and ad valorem taxes, surcharges, special assessments and impositions, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind levied, assessed, or imposed against the Building or land upon which the Building is located (the "Land"), (ii) vault rental, (iii) expenses (including reasonable attorneys' fees, appraisers' fees and expert witness fees) incurred in reviewing, protesting or seeking a reduction of Real Estate Taxes or any assessment related thereto, (iv) personal property taxes based upon Lessor's on-site property used in the operation of the Building, (v) transit taxes, public project support, rental, sales, service transfer or value added tax, or any other applicable taxes based upon the receipt of rent and any other federal, state or local governmental charge (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed based upon or measured by Lessor's gross income or profits, unless the same is imposed in lieu of real estate taxes or other ad valorem taxes, and (vi) any assessment for a business improvement district established pursuant to applicable District of Columbia law.

         (H) If there is any change by the taxing body in the period for which any of the Real Estate Taxes are levied, assessed or imposed, Lessor shall have the right, in its sole but reasonable discretion, to make appropriate adjustments with respect to computing Real Estate Taxes for the Base Year and increases in Real Estate Taxes.

         (I) Lessor shall notify Lessee prior to the beginning of calendar year. 1998 and each calendar year thereafter of Lessor's good faith estimate of the amount of Operating Expenses (the "Estimated Operating Expenses"), the amount of Operating Costs (the "Estimated Operating Costs") and the amount of Real Estate Taxes (the "Estimated Real Estate Taxes") that Lessor likely will incur for the Building during the coming calendar year. and pursuant to Paragraph (I) hereof, shall advise Lessee of the amount of its Estimated Payments (as defined below) for the coming calendar year.

         (J) Lessee shall pay to Lessor, as additional rent, an amount equal to the sum of (i) one-twelfth (1/12th) of Lessee's proportionate share of the amount by which the Estimated Operating Expenses exceed the Operating Expenses for the Base Year, (ii) one-twelfth (1/12th) of Lessee's proportionate share of the amount by which the Estimated Operating Costs exceed the Operating Costs for the Base Year, and (iii) one-twelfth (1/12th) of Lessee's proportionate share of the amount by which Estimated Real Estate Taxes exceed the Real Estate Taxes for the Base Year (collectively the "Estimated Payments"). The components of the Estimated Payments described in items (i), (ii) and (iii) of the preceding sentence shall be calculated independently without reference to one another. Lessee shall commence to make its first Estimated Payments on the first day of January, 1998. Thereafter, Lessee shall make its Estimated Payments on the first day of each calendar month. Lessee shall pay the same amount of the Estimated Payments until the amount is adjusted, effective the next succeeding January 1, based upon Lessor's good faith determination of the Estimated Operating Expenses, Estimated Operating Costs and Estimated Real Estate Taxes for the following calendar year.

         (K) Within ninety (90) days after the expiration of each calendar year (including the calendar years in which the Commencement Date and expiration or earlier termination of this Lease occurs), a firm of certified public accountants selected by Lessor shall audit Lessor's books and records for the Building. Thereafter, Lessor shall determine any increase in the Operating Expenses. Operating Costs and Real Estate Taxes for such calendar year over the Operating Expenses, Operating Costs and Real Estate Taxes for the Base Year. The Operating Expenses, Operating Costs and Real Estate Taxes for each calendar year shall be those actually incurred, provided, however, that if the Building was not at least ninety-five percent (95%) occupied during the entire calendar year on a monthly weighted average basis, then those components of Operating Expenses and of Operating Costs identified below as Variable le Components shall be adjusted to project those components of Operating Expenses and of Operating Costs would have been if the Building had been ninety-five percent (95 %) occupied on a monthly weighted average basis during that entire calendar year. The Variable Components of Operating Costs shall be:

                  (i) the costs related to consumption of electricity to the extent standard levels of power are not to be consumed in unoccupied tenant areas of the Building;

                  (ii) the costs of char services to the extent standard levels of such services are not being provided to unoccupied office areas and provided that the cleaning contract for the Building provides for a cost reduction in direct proportion to the occupied office areas of the Building being serviced;

                  (iii) the costs related to consumption of water services to the extent such utility is not being consumed with respect to the unoccupied areas of the Building; and,

                  (iv) the costs related to consumption of sewer services to the extent such utility is not being consumed with respect to the unoccupied areas of the Building.

The Variable Component of Operating Expenses shall be management fees to the extent that rental income is not being received. by Lessor on unoccupied areas of the Building.

         (L) Lessor shall submit to Lessee a statement setting forth Lessor's determination of (i) any increases in Operating Expenses, Operating Costs and Real Estate Taxes over the Operating Expenses, Operating Costs and Real Estate Taxes, respectively for the Base Year; (ii) Lessee's proportionate share of such increases; and (iii) Lessee's net obligation for such Operating Expenses, Operating Costs and Real Estate Taxes for the calendar year ("Lessee's Net Obligation") which reflects the credit of Lessee's Estimated Payments for Estimated Operating Expenses, Estimated Operating Costs and Estimated Real Estate Taxes during the prior calendar year. In computing Lessee's Net Obligation, increases in Operating Expenses and Operating Costs, and increases in Real Estate Taxes shall be computed independently without reference to one another. Within thirty (30) days after the delivery of such statement (including any statement delivered after the expiration or earlier termination of this Lease), Lessee shall pay Lessor the full stated amount of Lessee's Net Obligation. If the aggregate amount of Lessee's Estimated Payments during the prior calendar year exceeds Lessee's proportionate share of (i) the increases in Operating Expenses, (ii) the increases in. Operating Costs, and (iii) the increases in Real Estate Taxes, the excess, at Lessor's option, shall be refunded to Lessee or credited to Lessee's next arising payment of Monthly Rent, until such excess is fully refunded to Lessee or credited to Lessee as provided above.

         (M) Lessee, and/or a reputable agent of Lessee retained by Lessee may, at Lessee's expense, at reasonable times, audit Lessor's books and records for the Building relating to Lessor's determination of any increase or decrease in the Operating Expenses, Operating Costs and Real Estate Taxes for the calendar year for which Lessor's current determination is being made. In conjunction with that audit of the current year's determination, Lessee or its agent may audit the two (2) immediately preceding calendar years. Any audit must be undertaken and completed no later than twelve (12) full calendar months after the date that Lessee receives notice of Lessor's current determination. Notwithstanding the foregoing Lessee may audit, except for the Base Year, a calendar year only once; Lessee may audit the Base Year twice provided that all audits of the Base Year must be completed prior to December 31, 2002.

         (N) Lessor shall compute the Operating Expenses, Operating Costs and Real Estate Taxes on the accrual basis. Any refund of Real Estate Taxes received by Lessor with respect to any period during the term of this Lease shall be credited to the year to which the refund accrued and not to the year in which any such refund is received by Lessor; thereafter the Lessee's obligations for additional rent for Real Estate Taxes for that year shall be recalculated and a refund made or credit given to Lessee, provided that if a refund of Real Estate Taxes received is applicable to the Base Year, then Lessee's obligation for additional rent pertinent to Real Estate Taxes for each year after the Base Year shall be recalculated and any additional rent obligation arising therefrom shall be noticed to Lessee and shall become due and payable by Lessee within thirty
(30) days of receipt of Lessor's notice. Such additional amounts shall be deemed to be for the purposes of this Lease additional rent.

6.       ANNUAL ESCALATION OF MONTHLY RENT

         (A) Monthly Rent for the Demised Premises shall be subject to adjustment and escalation as of January 1 of each calendar year during the term of this Lease, beginning on January 1, 1998. As of each January 1st, Monthly Rent for the calendar year beginning January I shall be equal to the Monthly Rent in effect for the immediately preceding calendar month of December increased by an amount equal to (i) 1.5% times (H) the Monthly Rent in effect for that immediately preceding calendar month of December. This increase in Monthly Rent shall become effective as of January I and shall remain in effect until the next adjustment to Monthly Rent is made in accordance with this Section of the Lease, subject however to any adjustment as may occur by Lessee's exercise of its rights to lease other spaces of the Building as provided in this Lease.

         (B) Notwithstanding the forgoing, and in lieu of any adjustment to Monthly Rent on January 1, 2002 pursuant to Subsection (A) above of this Section, Monthly Rent as of January 1, 2002 shall be equal to Monthly Rent in effect for the calendar month of December 2001 adjusted and increased by an amount equal to one-twelfth (1/12th) of the product of (i) the then rentable area of the Demised Premises, times (ii) Two and 00/ 1 00ths Dollars per rentable square foot of the Demised Premises., This Monthly Rent, subject to any adjustment as may occur by Lessee's exercise of any rights to lease other spaces of the Building as provided in this Lease, shall remain in effect through December 2002. As of January 1, 2003, Monthly Rent shall be adjusted and increased as provided in (A) above of this Section during the remainder of the initial term of this Lease.


7.       PARKING

         (A) In connection with Lessee's leasing of the Original Premises pursuant to this Lease, Lessor guarantees that it shall assure the availability to Lessee of twenty-two (22) parking contracts for the parking garage serving the Building. In connection with Lessee's leasing of the Additional Premises, Lessor guarantees that it shall assure the availability to Lessee of an allocation of up to five (5) additional parking contracts in the parking garage serving the Building. All of said allocation of said parking contracts shall be for the use by Lessee and its employees. The rights to parking contracts allocated to the Original Premises shall be deemed vested by the execution of this Lease by Lessor and Lessee. To vest the rights to parking contracts in that parking garage related to the Additional Premises, Lessee must notify Lessor in writing of the number of parking contracts it desires, and Lessee must enter into said contracts with the parking garage operator or manager within sixty
(60) days following the Rent Commencement Date 2 with regard to parking contracts related to the Additional Premises. Lessee shall be directly responsible to the parking garage operator for the payment of any and all fees or charges thereunder. Lessor shall be under no obligation to pay for any parking contracts. These parking contracts shall contain the same terms and conditions as are usually contained in such contracts with other monthly parking customers of the parking garage operator, and the monthly rate to be paid by Lessee shall be the prevailing monthly rate charged to other monthly parking customers, said rate to increase and decrease as the prevailing monthly parking rate for other monthly parking customers increases and decreases from time to time.

In the event Lessee fails to execute with the parking garage operator or manager all or a portion of the monthly parking contracts allocated to the Additional Premises within applicable sixty (60) day period, or subsequently relinquishes in any manner after vesting any parking contract (whether arising with regard to the Original Premises, the Additional Premises or any other space leased in the Building by Lessee pursuant to this Lease), Lessor shall be under no obligation to seek restoration of the relinquished contracts or waive Lessee's failure to execute said contracts.

         (B) As and when Lessee leases additional spaces in the Building pursuant to this Lease, Lessee shall be entitled to and Lessor shall have made available to Lessee one (1) additional parking contract for the parking spaces serving the Building for each seventeen hundred fifty (1750) rentable square feet of additional rentable area so leased by Lessee. Lessee must (i) notify Lessor in writing within sixty (60) days following the commencement date of this Lease with regard to such space of its desire for all or a portion of such additional parking contracts, and (ii) enter into said number of parking contracts with the parking garage operator or manager within such sixty (60) day period. All other provisions of this Section shall be applicable to Lessee's rights to such contracts and Lessor's obligation to have such contracts delivered to Lessee.


8.       OPTION TO TERMINATE

         (A) Lessor grants to Lessee one (1) option to terminate the term of this Lease with regard to the entire Demised Premises only, with such termination to be effective as of 11:59 p.m., December 31, 2003 (the "Termination Date"), provided that Lessee exercises such option as set forth below, and further provided that Lessee is not in default under this Lease (i) due to its failure to timely make any payment of Monthly Rent, of any additional rent arising under and pursuant to the provisions of the Section of this Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES", or both, in any case after notice of such failure has been given to Lessee by Lessor as hereinafter provided in this Lease and Lessee has not timely exercised its opportunity to cure such failure as so provided, (ii) due to Lessee's bankruptcy or insolvency, (iii) due to Lessee's assignment of this Lease in contravention of the provisions of the Section of this Lease entitled "ASSIGNMENT AND SUBLETTING", and Lessee's failure to timely cure or correct such matter after notice has been given thereof by Lessor, (iv) due to Lessee's subleasing of areas within the Demised Premises to any party, other than a Permitted Licensee (as hereinafter defined), in contravention of the provisions of the Section of this Lease entitled "ASSIGNMENT AND SUBLETTING", and Lessee's failure to timely cure or correct such matter after notice has been given thereof by Lessor, or
(v) due to Lessee's having undertaken Alterations of the Demised Premises from and after January 1, 2001 in contravention of the provisions of the Section of this Lease entitled "ALTERATIONS", the value of which Alterations as reasonably estimated by Lessor are in excess Seventy Five Thousand and 00/ 100ths Dollars ($75,000.00) and Lessee's failure to timely cure or correct such matter after notice has been given thereof by Lessor (collectively items (i) through (v) being hereinafter referred to as a "Material Default"), either on the date Lessee notifies Lessor of its intent to exercise this option or at any time thereafter up to and including the Termination Date. Lessee may exercise this option only by serving on Lessor written notice of its intent to exercise this option no later than 5:00 p.m. on June 30, 2002.

         (B) As consideration for Lessor granting to Lessee this option to terminate the term of this Lease with regard to the Original Premises and the Additional Premises., and provided that Lessee subsequently exercises such option to terminate, Lessee shall pay to Lessor on or before thirty (30) days prior to the Termination Date a termination fee in an amount equal to the sum of
(i) Four Hundred Forty-five Thousand and 00/100ths Dollars ($445,000.00) (being equal to approximately thirty percent (30%) of (a) the unamortized value of the Allowance using a straight line amortization schedule and (b) the unamortized value of leasing commissions incurred and paid by Lessor to Lessee's real estate broker in conjunction with the making of this Lease (using a straight line amortization schedule based upon a lease term of ten (10) calendar years) and
(ii) the product of (a) three (3) times (b) the sum of the then applicable Monthly Rent for the Original Premises and the Additional Premises, and Lessee's then current obligation for Estimated Payments (collectively such amounts due and owing to Lessor under (i) and (ii) above being defined in the aggregate as the "Termination Payment"). The Termination Payment shall be delivered to Lessor in immediately available funds, United States of America currency.

                                    (C) If Lessee (i) is in Material  Default of
                  this Lease, (ii) fails to timely and properly give to Lessor notice of Lessee's exercise of this option to terminate as hereinabove provided, or (iii) fails to deliver the Termination Payment to Lessor no later than thirty (30) calendar days prior to the Termination Date, then Lessee shall be deemed to have waived its rights to exercise this option to terminate and the Lease shall continue in full force and effect. Lessee shall have no further option to terminate the term of this Lease before the expiration of its natural term.


         (D) If Lessee timely, properly and fully complies with all provisions of this Section of the Lease, then the term of this Lease shall expire as of 11:59 p.m. on the Termination Date, as if the Lease had naturally expired on such date, with each party being equally released and discharged from any obligations to observe the terms and conditions if this Lease accruing after the Termination Date. Lessee shall continue to be liable for all rent, including Monthly Rent and additional rent accrued, including additional rent arising through application of the provisions of the Section of this Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES", and accruing through the Termination Date. Lessee shall deliver possession of the Demised Premises to Lessor as of the Termination Date free of any existing tenancies, subtenancies and occupancies, free and clear of personal property of Lessee and such others and in broom clean condition, and with no claims (or threats of claims) of liens of any kind.

(E) The Termination Penalty provided for in Section (B) of this Section shall apply only with regard to the termination of this Lease with regard to the Original Premises and the Additional Premises. If Lessee shall have leased any spaces in the Building pursuant to the provisions of this Lease, and subsequently gives its notice of termination of this Lease to Lessor pursuant to this Section, Lessee shall be obligated to pay to Lessor, with the Termination Penalty, as additional consideration related to the termination of this Lease with. regard to such additional space(s). The consideration for termination of this Lease with regard to such spaces shall be determined at the time Lessor and Lessee reach agreement on the terms under which Lessee shall lease such space from Lessor and the amount of such termination penalty with regard to such space shall be recited in any addendum to this Lease reflecting such transaction. The termination penalty fixed for and applicable to any space so leased by Lessee shall be the sum of (i) the unamortized value of any tenant concessions (e.g. buildout allowances, rent abatement, etc.) granted to Lessee in conjunction with the leasing of such space (using a straight line amortization schedule), (h) the unamortized value of any leasing commissions incurred and paid by Lessor in conjunction with the leasing of such space to Lessee (using a straight line amortization schedule based upon a lease term equivalent to the remainder of the term of this Lease with regard to such space, without consideration of any option to extend available), and

(iii) the product of three (3) times the applicable rent for such space or spaces (e.g. Expansion Space On Monthly Rent (as hereinafter defined), etc.).


9.       OPTION TO EXTEND

         (A) Lessor grants to Lessee one (1) option to extend the term of the Lease for a period of five (5) years (the "Extension Period"), provided Lessee exercises such option as set forth below, and provided further that Lessee is not in Material Default under this Lease either on the date Lessee notifies Lessor of its intent to exercise this option or at any time thereafter up to and including the date upon which the Extension Period is to commence. Lessee may exercise this option to extend only by serving on Lessor written notice of its intent to exercise this option no later than June 30, 2005, nor earlier than January 1, 2005.

         (B) Within thirty (30) days after the date Lessor receives Lessee's notice, if such notice is timely and properly given, Lessor shall deliver to Lessee Lessor's determination of what Monthly Rent under the Lease should be as of the commencement of the Extension Period as well as any escalation formula of Monthly Rent applicable during the Extension Period; Lessor's statement of the initial Monthly Rent shall be based upon Lessor's reasonable determination of what the Net Effective Market Rental Rate (as hereinafter defined) will be as of the commencement of the Extension Period as well as its determination of the then applicable Market Escalator (as hereinafter defined). For sixty (60) days following the date Lessor delivers its determination of these business terms to Lessee, Lessor and Lessee will attempt in good faith to reach mutual agreement on the these business terms under which Lessor is willing to lease to Lessee and Lessee is willing to lease from Lessor the Demised Premises for the Extension Period. The initial Monthly Rent for the Extension Period shall be based upon one hundred percent (100%) of the Net Effective Market Rental Rate for the Demised Premises as of the commencement of the Extension Period.

         The Monthly Rent during the Extension Period shall continue to be subject to annual adjustment and escalation, but such adjustment and escalation shall be based upon the then prevailing mechanism for effectuating periodic escalation of base rent in the market place for office leases in the central business district of the District of Columbia (the "Market Escalator"). Additional rent for Operating Expenses, Operating Costs and Real Estate Taxes as set forth in the Section of this Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES, " shall continue uninterrupted from the initial term of the I-ease through the Extension Period, except that the Base Year (as such term is defined in that Section) shall become calendar year 2007. All other terms and provisions of the Lease shall remain in full force and effect during the Extension Period, except that Lessee shall have no further option to extend the term of the Lease.

         (C) In the event Lessor and Lessee are unable to agree within said sixty (60) day period upon the Net Effective Market Rental Rate for the Demised Premises as of the commencement of the Extension Period in order to determine the initial Monthly Rent for the Extension Period or upon the then prevailing Market Escalator, then the Net Effective Market Rental Rate as of the commencement of the Extension Period upon which the initial Monthly Rent for the Extension Period will be based, the Market Escalator, or both shall be determined by a board of three (3) licensed real estate brokers. Lessor and Lessee shall each appoint one (1) broker within ten (10) days after expiration of the sixty (60) day period, or sooner if mutually agreed upon. The two so appointed shall select a third within fifteen (15) days after they both have been appointed. Each broker on said board shall be licensed in the District of Columbia as a Real Estate Broker, specializing in the field of commercial leasing in the central business district having no less than ten (10) years experience in such field, and recognized as ethical and reputable within his or her field. Each broker, within fifteen (15) days after the third broker is selected, shall submit his or her determination of the Net Effective Market Rental Rate as of the commencement of the Extension Period. -Net Effective Market Rental Rate shall be the mean of the two closest rental rate determinations, and the initial Monthly Rent for the Extension Period shall be based upon the Net Effective Market Rental Rate. If the three broker method is used to determine the Market Escalator, then the method identified by a majority of the brokers as the prevailing method of effectuating escalation of base rent in the market place shall become the Market Escalator during the Extension Period.

         "Net Effective Market Rental Rate" shall mean the net effective annual base rental rate, taking into account delivery of full building services by a landlord, that would be received by a landlord renting space of quality, size and location comparable to the Demised Premises in a building of comparable size, age and quality (taking into account any significant renovation) and location to the Building in the central business district of Washington, D.C. for a comparable transaction which is to be effective on or about the effective date of the transaction in question between Lessor and Lessee, adjusted to reflect that the provisions of the Section of the Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES" shall remain in full force and effect (except for any change in the identification of the Base Year as and when specified by the applicable Section of this Lease), and that Monthly Rent shall be subject to annual adjustment and escalation by a Market Escalator. "Net effective annual base rental rate" shall mean the stated or quoted annual base rental rate, based upon full service delivery by a landlord, adjusted to reflect and include, on a present value basis, the value of landlord costs, landlord savings and tenant concessions, such as but not limited to, rent abatement, and cash allowances or credits for tenant fitout or refurbishment, then being generally experienced or offered in the marketplace by landlords of comparable buildings for comparable space for comparable lease transactions.

         Lessor and Lessee shall each pay the fee of the broker selected by it and they shall share the payment of the fee of the third broker.

         (D) Lessor shall have prepared an addendum setting forth the term of the Extension Period, the initial Monthly Rent and other appropriate terms and conditions upon which the Demised Premises will be leased during the Extension Period. Lessor and Lessee agree in good faith to proceed to diligently negotiate and execute such addendum with intent of having such addendum executed by Lessor and Lessee within sixty (60) days after the date Lessor and Lessee agree upon the business terms for the extension of the term of this Lease, or alternatively if applicable the date that the brokers present their determinations of Net Effective Market Rental Rate for the Extension Period.

         (E) This Section of the Lease shall become null and void and of no force and effect if Lessee assigns this Lease or has subleased at any one time in excess of thirty percent (30%) of the area of the Demised Premises as then leased by Lessee, to any party other than to a qualified party identified in Subsection (D) of the Section of this Lease entitled "ASSIGNMENT AND SUBLETTING".

10.      OPTIONS TO EXPAND

         (A) Lessor grants to Lessee two (2) options to expand the Demised Premises during the term of this Lease. The first option to expand the Demised Premises (the "First Expansion Option") shall apply at Lessee's election either to (i) the premises currently leased by Phillips Petroleum Company containing approximately 8,548 square feet of rentable area on the seventh (7th) floor of the Building (the "Minimum Area"), or (ii) the Minimum Area plus the premises currently leased to Fiat Washington, Inc. containing approximately 3,347 square feet of rentable area contiguous to the Minimum Area on the seventh (7th) floor of the Building (the Minimum Area and the additional premises being referred to as the "Expanded Area"). Either the Minimum Area or the Expanded Area as selected by Lessee shall hereinafter be referred to as the "Expansion Space One". The Minimum Area and the Expanded Area are outlined on Exhibit A-2 attached hereto and made a part hereof. The second option to expand the Demised Premises (the "Second Expansion Option") shall apply to space on the seventh
(7th) floor of the Building, having a rentable area of approximately 2,399 square feet (said area being hereinafter referred to as the "Expansion Space Two"). Expansion Space Two is roughly indicated on Exhibit A-3 attached hereto and made a part hereof. Expansion Space One and the Expansion Space Two, are hereinafter sometimes, singularly or collectively, referred to as "Expansion Space. " Lessee's entitlement to each option to expand shall be conditioned upon Lessee exercising the applicable option to expand as set forth below. If Lessee shall be in Material Default under this Lease either on the date Lessee notifies Lessor of its intent to exercise the applicable option to expand or at any time thereafter up to and including the commencement date of the term of this Lease with respect to the applicable Expansion Space, then the option to expand the Demised Premises with regard to the applicable Expansion Space shall become null and void and of no further force and effect.

         (B) (i) Lessee may exercise the First Expansion Option only by delivering written notice to Lessor, not later than April 1, 1998, nor earlier than October 1, 1997, specifying (i) its exercise of the First Expansion Option, and (ii) stating whether the Minimum Area or the Expanded Area is to be the space defined as Expansion Space One. If Lessee timely and properly gives notice of its exercise of this First Expansion Option, the commencement date of this Lease with regard to the Expansion Space One, and the date Lessor shall deliver possession of the Expansion Space One to Lessee, shall be April 1, 1999 (the "Expansion Space One Lease Commencement Date"). In the event Lessor is unable to deliver possession of the Expansion Space One to Lessee by April 1, 1999, Lessor, its agents and employees, shall not be liable or (i) Lessee shall accept the applicable Expansion Space, as part of the Demised Premises, in its then "as is" condition, existing on the date that possession of the applicable Expansion Space is delivered to Lessee by Lessor, without Lessor being required to undertake any demolition, removals, alternations, improvements, decorations, repairs or modifications of that Expansion Space, except that Lessor shall take such steps as reasonably necessary to ensure that building standard services specified in the Section of this Lease entitled "SERVICES AND UTILITIES" are readily available to that Expansion Space, that that Expansion Space is fit out to a condition no less than building standard condition as specified in Exhibit B to this Lease, and that base building fire and life safety systems of the Building are sufficiently in compliance with applicable local codes and ordinances such that Lessee may obtain a certificate of occupancy for use of that Expansion Space for Lessee's business purposes and that Lessee may obtain all necessary permits and licenses to permit Lessee to make Alterations to the Expansion Space, which Alterations by their nature fall generally within the scope and kind of building standard improvements identified in Exhibit B to this Lease.

                  (ii) The term of the I-ease with respect to the Expansion Space One shall commence on the Expansion Space One Lease Commencement Date, and said term shall be coterminous with the initial term of this Lease and any extension thereof duly exercised by Lessee; the term of the Lease with respect to the Expansion Space Two shall commence on the Expansion Space Two Lease
Commencement Date, and said term shall be coterminous with the term of this Lease as duly extended by Lessee.

                  (iii) Lessee shall pay to Lessor, as the initial monthly rent for the Expansion Space One (hereinafter "Expansion Space One Monthly Rent"), an amount equal to one-twelfth (1/12th) of the product of the number of square feet of rentable area attributable to the Expansion Space One multiplied by one hundred percent (100%) of the Net Effective Market Rental Rate projected to be in effect as of the Expansion Space One Commencement Date and further to pay Expansion Space One Monthly Rent to Lessor with Monthly Rent; Lessee shall pay to Lessor, as the initial monthly rent for the Expansion Space Two ("Expansion Space Two Monthly Rent"), an amount equal to one-twelfth (1 / l2th) of the product of the number of square feet of rentable area attributable to the Expansion Space Two, multiplied by one hundred percent (100%) of the Net Effective Market Rental Rate projected to be in effect as of the Expansion Space Two Commencement Date and further to pay Expansion Space Two Monthly Rent to Lessor with Monthly Rent. If Lessor and Lessee cannot reach agreement on the Net Effective Market Rental Rate within sixty (60) days after the date Lessor receives Lessee's notice of election to exercise the applicable Expansion Option, Net Effective Market Rental Rate for the applicable Expansion Space shall be determined in accordance with the procedure set forth in Subsection (C) of the Section of this Lease entitled "OPTION TO EXTEND." Net Effective Market Rental Rate shall take into account that (i) any such Monthly Rent of an Expansion Space shall be subject to periodic escalation during the term of this Lease as provided in Subsection (C)(vii) below of this Section, and (ii) Lessee shall be paying to Lessor with regard to such Expansion Space additional rent arising under the provisions of the Section of this I-ease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES" and that the calendar year fixed as the Base Year for the calculations under that Section of the Lease with regard to the applicable Expansion Space shall be the calendar year in which the appropriate Commencement Date of this Lease with regard to that Expansion Space occurs.

                  (iv) Lessee shall commence to pay Expansion Space One Monthly Rent, in advance, from and after the Expansion Space One Commencement Date.

                  (v) Lessee shall commence to pay Expansion Space Two Monthly Rent, in advance, from and after the Expansion Space Two Commencement Date.

                  (vi) Lessee shall commence to pay, with regard to the applicable Expansion Space, additional rent arising under the provisions of the Section of this Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES" as of the applicable Expansion Space Commencement Date, except that the calendar year fixed as the Base Year for the purposes of making the calculations under that Section shall be, with regard to the applicable Expansion Space, the calendar year in which the appropriate Commencement Date fixed under the applicable provisions of Subsection (B) above occurs. The percentages of Lessee's proportionate shares of Operating Expenses, Operating Costs and Real Estate Taxes with regard to the applicable Expansion Space shall be determined by comparing the applicable rentable area of the Expansion Space in question to the stated rentable area of the office spaces of the Building or the stated rentable area of the office and retail spaces of the Building as given in that Section of this Lease.

                  (vii) During the initial term of this Lease, each of Expansion Space One Monthly Rent and Expansion Space Two Monthly Rent as initially fixed shall be subject to adjustment and increase as and when Monthly Rent is subject to adjustment pursuant to the provisions of Section of this Lease entitled "ANNUAL ESCALATION OF MONTHLY RENT," and in accordance with the formula fixed therein for increase and escalation of Monthly Rent, provided that any such increase in either Expansion Space One Monthly Rent or Expansion Space Two
Monthly Rent shall be abated during the period from the Expansion Space One Commencement Date or the Expansion Space Two Commencement Date, as applicable, through the last day of the calendar month that is twelve (12) full calendar months following the applicable Commencement Date. During the Extension Period, each of Expansion Space One Monthly Rent and Expansion Space Two Monthly Rent shall be subject to adjustment and increase by the prevailing mechanism for effectuating an escalation of Monthly Rent agreed upon by Lessor and Lessee, or as otherwise determined pursuant to the provisions of Subsection (C) of the Section of this Lease entitled "OPTION TO EXTEND".

                  (viii) All rent accruing or related to any Expansion Space, including but not limited to Expansion Space One Monthly Rent, Expansion Space Two Monthly Rent and any additional rent attributable thereto, shall be treated as part of rent due and owing by Lessee to Lessor under this Lease.

                  (ix) All other terms and conditions of this Lease shall apply to each Expansion Space, except as the same are specifically modified by the mutual written agreement of Lessor and Lessee, with the applicable Expansion Space being deemed to become and be treated as part of the Demised Premises from and after the applicable Expansion Space Commencement Date.

         (D) If Lessee duly and properly exercises the option to terminate the term of this Lease as provided in the Section of this Lease entitled "OPTION TO TERMINATE", then Lessee by giving such notice of its election to terminate shall be deemed to have waived thereafter any further rights under this Section. Additionally Lessee shall be obligated to pay to Lessor as consideration for the right to exercise such right of termination with regard to any Expansion Space leased by Lessee pursuant to this Section of the Lease, a termination payment calculated as provided in Subsection (E) of the Section of this Lease entitled "OPTION TO TERMINATE" Such termination payment shall be due and payable to Lessor with the Termination Payment provided for in that Section of this Lease.

         (E) Lessor shall have prepared an addendum setting forth the terms and conditions for Lessee's leasing of the applicable Expansion Space. Thereafter Lessor and Lessee agree in good faith to proceed to diligently negotiate and execute such addendum with intent of having such addendum executed by Lessor and Lessee within sixty (60) days after the date Lessor and Lessee agree upon the business terms for the leasing of the applicable Expansion Space, or alternatively if applicable the date that the brokers present their determinations of Net Effective Market Rental Rate applicable to that Expansion Space.
         (F) As appropriate, when Lessor delivers possession of an Expansion Space to Lessee, Lessor and Lessee shall execute a document in the form of the Declaration, attached hereto as Exhibit D-2, which shall specify the Expansion Space One Commencement Date, or a document in the form of the Declaration, attached hereto as Exhibit D-3, which shall specify the Expansion Space Two Commencement Date.

In each case, execution of such document shall not be deemed a condition to the occurrence of the applicable commencement date of this Lease with regard to the applicable Expansion Space.

         (G) This Section of the Lease shall become null and void and of no force and effect if Lessee assigns this Lease, or has subleased at any one time in excess of thirty percent (30%) of the area of the Demised Premises as then lease by Lessee, to any party other than a qualified party identified in Subsection (D) of the Section of this. Lease entitled "ASSIGNMENT AND SUBLETTING.


11.      FIRST RIGHT TO NEGOTIATE

(A) Subject to the conditions subsequently set forth in this Section of the Lease, Lessor grants to Lessee and Lessee shall have during the term of this Lease the first right to negotiate to lease additional spaces on the seventh (7th) floor of the Building (each of such areas hereinafter referred to as a "Negotiation Area"), provided that (i) Lessee is not in Material Default of this Lease either on the date Lessee notifies Lessor of its intent to lease the applicable Negotiation Area or at any time t hereafter up to and including the date upon which the term of the Lease with respect to such Negotiation Area is to commence, and (ii) Lessee shall not have the benefit of this first right to negotiate (a) within the period twenty four (24) calendar months prior to the calendar month in which Lessee has the right to terminate the term of this Lease as provided in the Section of this Lease entitled "OPTION TO TERMINATE" unless and until Lessee waives, in a written document delivered to Lessor, Lessee's right to terminate the term of this Lease, (b) within the period January 1, 2004 through December 31, 2006, unless and until Lessee exercises its option to extend the term of this Lease pursuant to the provisions of the Section of this Lease entitled "OPTION TO EXTEND", and (c) within the period January 1, 2010 through December 31, 2011.


         (B) Lessee's right to exercise this first right to negotiate with respect to any specific Negotiation Area granted to Lessee pursuant to Subsection (A) of this Section shall be subordinate to and shall arise -only upon the expiration of (i) the term of the lease for such Negotiation Area, including any options to extend, held by the tenant of such Negotiation Area as of the date first hereinabove stated, (ii) options to expand and first rights to negotiate for such Negotiation Area, held by any tenant of the Building as of the date of this Lease first hereinabove stated, including options to extend the term of any lease therefor, and (iii) options to expand applicable to such Negotiation Area, extend the term of any lease or both held by any tenant leasing spaces on the seventh (7th) floor of the Building after the date of this Lease first hereinabove stated (such subsequent tenant of the seventh (7th) floor being hereinafter referred to as a "Generic Tenant"), provided that in the case of item (iii) either such space was offered to Lessee pursuant to the provisions of the Section of this Lease entitled "OPTIONS TO EXPAND" or such space was first offered to Lessee pursuant to this Section of the Lease and Lessee did not elect to exercise such option to expand, or did not elect to exercise such first right to negotiate, or if Lessee elected to exercise such first right to negotiate, Lessor and Lessee were unable to agree upon the business terms under which Lessee would lease the offered Negotiation Area from Lessor. The failure of Lessee to lease a Negotiation Area shall not serve to permit Lessor to grant to any Generic Tenant an option to expand or a first right to negotiate for such space which would be in conflict with or superior to Lessee's right to such space under the Section of this Lease entitled "OPTIONS TO EXPAND," including any date of delivery of an Expansion Space as specified in that Section of this Lease. Any first right to negotiate for any space on the seventh (7th) floor of the Building granted to any Generic Tenant shall be inferior to Lessee's rights to such space as Negotiation Area under this Section of the Lease. Lessor advises Lessee that, as of the date of this Lease first hereinabove stated, no tenant in the Building as of the date of this Lease has any rights under paragraphs (i) and (ii) above of this Subsection with regard to any spaces on the seventh (7th) floor of the Building.

         (C) Provided that all other superior rights for a Negotiation Area have expired or been waived, Lessor shall advise Lessee, at such time as Lessor determines that a Negotiation Area is or will become available for leasing to Lessee, of the availability of such Negotiation Area and the business terms upon which Lessor is willing to lease that Negotiation Area to Lessee. Lessor may not give such notice of availability more than twelve (12) full calendar months prior to the scheduled date of expiration of any then existing lease for that Negotiation Area. Within fifteen (15) business days after receipt of Lessor's notice, Lessee shall deliver written notice to Lessor indicating whether Lessee desires to lease such Negotiation Area or not. If Lessee indicates its desire to lease an offered Negotiation Area, Lessor and Lessee shall seek to negotiate the business terms upon which Lessee would lease such Negotiation Area from Lessor. The business terms offered by Lessor related to the leasing of a Negotiation Area shall provide that (i) the monthly rent attributable to such Negotiation Area shall be based upon one hundred percent (100%) of the Net Effective Market Rental Rate for such Negotiation Area projected to be applicable as of the commencement date of this Lease with regard to such Negotiation Area, such Net Effective Market Rental Rate for such Negotiation Area being determined based upon the formula and procedure set forth in Subsection (C) of the Section of this Lease entitled "OPTION TO EXTEND", substituting the Negotiation Area for the Demised Premises as then defined, (ii) any such monthly rent of a Negotiation Area shall be subject to periodic escalation during the term of this Lease as provided in the Section of this Lease entitled "ANNUAL ESCALATION OF MONTHLY RENT", (iii) Lessee shall be paying to Lessor with regard to such Negotiation Area additional rent arising under the provisions of the Section of this Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES" and that the calendar year fixed as the Base Year for the calculations under that Section of the Lease with regard to the Negotiation Area shall be the calendar year in which the commencement date of this Lease with regard to that Negotiation Area occurs, (iv) Lessee shall accept the applicable Negotiation Area as part of the Demised Premises, in its then "as is" condition, existing on the date that possession of the Negotiation Area is delivered to Lessee by Lessor, without Lessor being required to undertake any demolition, removals, alternations, improvements, decorations, repairs or modifications of that Negotiation Area, except that Lessor shall take such steps a reasonably necessary to ensure that building 'standard services specified in the Section of this Lease entitled "SERVICES AND UTILITIES" are readily available to that Negotiation Area, that that Negotiation Area is fit out to a condition no less than building standard condition as specified in Exhibit B to this Lease, and that base building fire and life safety systems of the Building are sufficiently in compliance with applicable local codes and ordinances such that Lessee may obtain a certificate of occupancy for use of that Negotiation Area for Lessee's business purposes, and (v) the term of this Lease with regard to such Negotiation Area shall commence no later than sixty (60) days after the later of
(a) the date that the Negotiation Area is vacated by any existing tenant or tenants, or (b) the date that agreement is reached on all of the salient business terms for the leasing of the Negotiation Area by Lessee. The term of this Lease with regard to any Negotiation Area leased by Lessee shall be coterminous with the term of this Lease with regard to the Demised Premises. If Lessor and Lessee are unable to agree upon the amount of the Net Effective Market Rental Rate for the leasing of the offered Negotiation Area pursuant to this Lease within thirty (30) business days after the date of receipt by Lessor of Lessee's notice of election to lease a Negotiation Area offered by Lessor, then the determination of Net Effective Market Rental Rate for that Negotiation Area shall be made by a three (3) broker panel in accordance with the procedure set forth in Subsection (C) of the Section of this Lease entitled "OPTION TO EXTEND." Any determination of Net Effective Market Rental Rate with regard to a Negotiation Area shall take into account that Lessee's leasing of the Negotiation Area shall be subject to the provisions of items (ii) through (v) above of this Subsection.

      (D) Lessor and Lessee specifically recognize that the space described as Expansion Space Two became available for leasing in 1996, that such space was offered to Lessee for leasing in conjunction with this transaction as part of the Demised Premises, and that Lessee declined to lease such space. Lessor is specifically granted the right to lease such space to a Generic Tenant or to any existing tenant of the Building provided that by such transaction Lessee's rights to such space as and when provided for under the Section of this Lease entitled "OPTIONS TO EXPAND" are preserved without variance. Furthermore Lessee confirms that the space on the seventh (7th) floor of the Building, containing approximately 3,063 square feet of rentable area, currently identified as Suite 725 and previously leased to the Thomas Cook Partnership, has become available to Lessor, that Lessor has offered this space to Lessee in conjunction with this transaction, and that Lessee has elected not to lease such space from Lessor. Lessor is specifically granted the right to lease such space to a Generic Tenant or to another tenant of the Building, with rights to extend the term of any lease or the right to expand their respective leased premises to include the space identified as. a Negotiation Area have expired, been earlier terminated or been waived, provided that if and when such space again becomes available to Lessor for leasing (after the expiration or waiver of all rights granted to other tenants of the Building in accordance with the provisions of Subsection
(A) of this Section) that Lessee shall be offered such space as a Negotiation Area pursuant to this Section of the Lease.

         (E) In the event Lessee does not deliver a written notice of exercise of its rights to such Negotiation Area, or Lessor and Lessee are unable to reach agreement upon the business terms and conditions for the leasing of such Negotiation Area(s) within said thirty (30) day period, then Lessee's first right to negotiate with respect to such Negotiation Area shall be null and void for the remaining term of this Lease. Furthermore, in no event shall Lessor be required to negotiate for the leasing of only a portion of any Negotiation Area offered by Lessor.

         (F) If Lessee duly and properly exercises the option to terminate the term of this Lease as provided in the Section of this Lease entitled "OPTION TO TERMINATE", then Lessee by giving such notice of its election to terminate shall be deemed to have waived thereafter any further rights under this Section, and Lessor shall no longer be obligated to afford to Lessee the first right to negotiate for any Negotiation Areas that subsequently become available after the date of Lessee's notice of its election to terminate this Lease. Additionally Lessee shall be obligated to pay to Lessor as consideration for the right to exercise such right of termination with regard to any Negotiation Area leased by Lessee a termination payment calculated as provided in Subsection (E) of the Section of this Lease entitled "OPTION TO TERMINATE." Such termination payment shall be due and payable to Lessor with the termination Payment provided for in that Section of this Lease.

         (G) Lessor shall have prepared an addendum setting forth the terms and conditions for Lessee's leasing of a Negotiation Area. Thereafter Lessor and Lessee agree in good faith to proceed to diligently negotiate and execute such addendum with intent of having such addendum executed by Lessor and Lessee within sixty (60) days after the date Lessor and Lessee agree upon the business terms for the leasing of that Negotiation Area.

         (H) At the time Lessor delivers the Negotiation Area to Lessee, Lessee and Lessor shall also enter into a document similar in form and substance to the document attached to this Lease as Exhibit D-4, noting the date of delivery of Negotiation Area to Lessee and related matters. Execution of a document in the form of the document appearing as Exhibit D-4 shall not be deemed a condition to the occurrence of the commencement date of this Lease with regard to that Negotiation Area.

         (I) This Section of the Lease shall become null and void and of no further force and effect if Lessee assigns this Lease or has subleased at any one time in excess of thirty percent (30%) of the Demised Premises, to any party other than a qualified party identified in Subsection (D) of the Section of this Lease entitled "ASSIGNMENT AND SUBLETTING. "


12.    ASSIGNMENT AND SUBLETTING

         (A) Lessee may not assign or otherwise transfer this Lease, or sublet (including permitting occupancy or use by another party) the Demised Premises, or any part thereof, without first giving Lessor thirty (30) days prior written notice of Lessee's intention to assign this Lease or sublet all or a portion of the Demised Premises and obtaining Lessor's prior consent to Lessee's intention to assign or sublet. Notwithstanding the foregoing, Lessee will not be required to give Lessor prior notice of any occupancy by a Permitted Licensee (as hereinafter defined), unless such occupancy when viewed in light of Lessee's then current overall pattern of subleasing will cause Lessee to be then occupying for its regular business operations (and exclusive of any area occupied by any Permitted Licensee) less than seventy percent (70%) of the then rentable area of the Demised Premises. Where Lessee is required by the foregoing to give prior notice of Lessee's intention to sublet, Lessee shall also identify the area of the Demised Premises Lessee intends to sublet. Within thirty (30) days after receipt of said notice of intent to assign or sublet, Lessor shall have the option (i) to elect to terminate the Lease, if Lessee desires to assign this Lease, (ii) to terminate the Lease with regard to that portion of the Demised Premises which Lessee intends to sublet, if Lessee will then be subletting to all parties, including all Permitted Licensees, in excess of thirty percent (30%) of the Demised Premises, or (iii) to sublet from Lessee that portion of the Demised Premises Lessee intends to sublet for the term of years that Lessee desires to sublet, at the rate and upon the same terms and conditions as Lessee is leasing the Demised Premises from Lessor if Lessee will then be subletting to all parties, including all Permitted Licensees, in excess of thirty percent (30%) of the Demised Premises. Lessor may exercise the applicable option only by giving Lessee written notice of its election to exercise the option within said thirty (30) day period.

         Where Lessor fails to timely exercise any applicable option to terminate or sublet as provided above, or Lessor affirmatively consents to Lessee's intention to assign this Lease or sublet space within the Demised Premises, then Lessee may thereafter assign this Lease or sublet the identified portion of the Demised Premised, but shall be required to obtain Lessor's prior written consent to (i) any assignee or any sublessee (which consent to the proposed assignee or sublessee may not be unreasonably withheld, contingent upon the proposed assignee or sublessee being similar in kind and character to Lessee and financially reliable), and (ii) the form of documentation implementing such assignment or subletting.

         Lessor shall have thirty (30) days after receipt of a request from Lessee to approve or disapprove a proposed assignee or sublessee. If Lessor shall fail to approve any assignee or sublessee within said thirty (30) day period, then such assignee or sublessee shall be deemed approved by Lessor. Lessor shall have thirty (30) days after receipt of a proposed assignment agreement or sublease from Lessee, to approve or disapprove such instrument. If Lessor shall fail to approve or disapprove such instrument, then such instrument shall be deemed approved by Lessor.

         In the event that Lessor has approved a proposed assignee or proposed sublease, and approved the instrument accomplishing an assignment of this Lease or a sublease of the identified space in the Demised Premises, and Lessee thereafter fails to present to Lessor any assignment agreement or any sublease (including occupancy agreement), fully executed by the parties hereto, within one hundred eighty (180) days after the date that Lessor is deemed to have approved Lessee's intention to assign or sublet, Lessee may not assign this Lease or sublet (or permit the occupancy of) all or any portion of the Demised Premises to said party without again affording Lessor the option to terminate or sublease as afforded in the first paragraph of this subsection (A).

         Notwithstanding the foregoing concerning the need for Lessee to obtain Lessor's prior consent to Lessee's intent to sublet (or permit the occupancy of) a portion of the Demised Premises, and Lessor's prior consent to a proposed sublessee (or occupant), Lessee shall not be required to obtain Lessor's consent to permit a party identified as a Permitted Licensee to use and occupy (but not sublease) any portion of the Demised Premises, unless Lessee would then at that time be subleasing (including permitting occupancy of) in excess of thirty percent (30%) of the then rentable area of the Demised Premises. If Lessee would be subletting to such party or would then be subleasing more than thirty (30%) of the then rentable area of the Demised Premises, the provisions of this subsection related to the need for Lessee to obtain Lessor's various consents will apply. For the purposes of this Lease, a "Permitted Licensee" shall mean a retired officer or employee of Lessee, any party that is a client or a consultant of Lessee or an officer or employee thereof, and any party that is a client or consultant of any client or consultant or an officer or employee thereof, which party uses or occupies, but does not sublease, a portion of the Demised Premises either in conjunction with or to support the carrying on of Lessee's regular business or as a result of an ongoing business relationship between Lessee and any client or consultant of Lessee.

WhereLessor is permitted to terminate or, as applicable, sublet, then, if Lessor does so elect to terminate or sublet, the effective date of termination, or the effective date of commencement of the sublease to Lessor, shall be mutually agreed upon by Lessor and Lessee. If the parties cannot agree upon a termination date or upon a sublease commencement date, the termination date or sublease commencement date shall be the date that is sixty (60) days after the date Lessor received the notice that Lessee desired to assign the Lease or sublet all or any portion of the Demised Premises. Upon termination, all of the rights and obligations of Lessor and Lessee under the terms of this Lease shall be terminated, or terminated with regard to that portion of the Demised Premises that Lessee notified Lessor that Lessee desired to sublet, except that Lessee shall continue to be obligated to pay rent and all other charges for the Demised Premises which accrue to the date of termination.


         (B) Lessee shall reimburse to Lessor, as additional rent, all costs and expenses, including reasonable attorney's fees in an amount not to exceed Two Thousand and 00/100ths Dollars ($2,000.00), which Lessor incurs by reason of or in connection with any assignment, sublease, or leasehold mortgage proposed or granted by Lessee (whether or not permitted under this Lease), and all negotiations and actions with respect thereto, such additional rent to be due and payable within fifteen (15) days of receipt of a statement of such costs and expenses from Lessor.

(C) No assignment of this Lease shall be effectuated by operation of law or otherwise without the prior written consent of Lessor. For the purposes of this Lease, (i) the transfer of fifty percent (50%) or more of the ownership interest of Lessee or the transfer and/or issuance of more than fifty percent (50%) of the authorized voting stock of Lessee, if Lessee is not a publicly held corporation, to any persons or entities that are not owners or stockholders of Lessee on the date of execution of this Lease, or
     (ii) the sale, transfer or other conveyance of all or substantially all of Lessee's assets, shall be deemed an assignment of this Lease thereby giving Lessor the right to consent to such transaction and/or the option to terminate this Lease as provided above. Notwithstanding the foregoing, in the event of a transfer under (i) above, or a sale, transfer or other conveyance under (ii) above, and where Lessee, in the case of (i) above or the new entity or its controlling partner in the case of (ii) above, can demonstrate to Lessor to Lessor's reasonable satisfaction that such party's ability to fulfill its obligations under the Lease immediately after such event is substantially equal to or better than Lessee's ability to fulfill those obligations during the full calendar year immediately preceding such event under (i) or (ii), then, provided the foregoing financial test has been satisfied, Lessor shall not have the right to terminate this Lease, but Lessee shall be obligated to notify Lessor of such transfer, or such sale, transfer or conveyance and shall be required to obtain Lessor's consent as otherwise provided for in this Lease with regard to approval of parties who may become assignees of this Lease or sublessees of all or a portion of the Demised Premises.

         (D) Notwithstanding the foregoing provisions of this Section, Lessee has the right to assign this Lease or sublet the Demised Premises in whole or in part to any subsidiary or affiliate upon giving Lessor ten (10) days prior written notice of such assignment or subleasing. Such an assignment or sublease shall not trigger Lessor's right to terminate the Lease or subsequently require Lessor's consent to any assignee or sublessee. A "subsidiary" of Lessee shall mean any corporation not less than fifty percent (50%) of whose outstanding voting stock shall, at the time, be owned, directly or indirectly, by Lessee. An "affiliate" of Lessee shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Lessee. For purpose of the definition of "affiliate," the word "control" (including "controlled by" and "under common control with"), as used with respect to any corporation, partnership, or association, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of a particular corporation, partnership or association, whether through the ownership of voting securities or by contract or otherwise.



         (E) Notwithstanding any other provision of this Lease to the contrary, Lessee shall have no right to transfer, assign, sublet, enter into license or concession agreements, or mortgage or hypothecate this Lease or Lessee's interest in the Demised Premises or any part thereof to a foreign government or to any individual or entity whereby enforcement of the obligations of the Lessee under this Lease might be limited by sovereign immunity. Any such attempted transfer, assignment, subletting, license or concession agreement, mortgage or hypothecation shall be void and confer no rights on such foreign government or individual or entity.

         (F) The consent by Lessor to any assignment or subletting to any party other than Lessor, including a subsidiary or affiliate, shall not be construed as a waiver or release of Lessee from the terms of any covenant or obligation under this Lease. Lessor's collection or acceptance of rent from any assignee of Lessee shall not constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Lessee from giving Lessor said thirty (30) days notice or from obtaining the consent in writing of Lessor to any further assignment or subletting. In the event that Lessee is in default of any term or provision of this Lease, Lessee hereby assigns to Lessor the rent due from any subtenant of Lessee and hereby authorizes and directs each such subtenant, upon notice from Lessor, to pay said rent directly to Lessor, the collection or acceptance of rent from any subtenant in such instance not to constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease.

         (G) Lessee may not mortgage or encumber this Lease without the prior written consent of Lessor.


13.      ALTERATIONS

         (A) Without first obtaining Lessor's prior written consent as hereinafter provided, Lessee shall make no alterations, installation, additions or improvements in or to the Demised Premises or the Building, except that Lessee may make changes of a cosmetic nature to the tenant improvements within the Demised Premises (e.g. painting, installation of wall covering, installation of carpeting, etc.), but only where such changes by their nature will not impact the base building structure or base building systems or will not be readily apparent and visible from the exterior of or the common areas of the Building, (hereinafter collectively such alterations, installations, additions or improvements, other than cosmetic changes, being called "Alterations"). Consent by Lessor to Alterations shall not be unreasonably withheld, except that Lessor may withhold its consent for any reason with regard to requested Alterations by Lessee which could, in Lessor's reasonable opinion, (i) adversely affect the structure of the Building or the mechanical, plumbing or electrical systems of the Building, (ii) cause the imposition of additional costs or obligations on Lessor, including but not limited to adversely affecting the insurance rating of the Building, or (iii) affect the quiet enjoyment of other tenant(s) of the Building. For all Alterations, Lessee, at its sole cost and expense, shall provide Lessor with a copy of the original or revised full floor mechanical and electrical plans for the floor or floors on which the Alterations are to be made, revised by Lessee's architect and Lessor's engineers to show Lessee's proposed Alterations. In the event Lessor becomes aware of any Alterations that were made by Lessee without the written consent of Lessor, then Lessor shall promptly inform Lessee of such in writing and Lessor shall inspect such Alterations. Lessee shall then have thirty (30) days to provide Lessor with architectural, mechanical and electrical plans, as applicable, supporting such Alterations and to receive Lessor's consent to the Alterations, which consent shall not be unreasonably withheld. However, Lessor may condition such consent upon Lessee making certain corrections or modifications to such Alterations to bring the Alterations into compliance with Building standards or applicable codes. If Lessee makes any Alterations and does not obtain Lessor's consent to such Alterations, or if Lessee refuses to timely make corrections or modifications to Alterations previously made by Lessee that are subsequently discovered by Lessor, then Lessor shall have the right, but not the obligation, to require that such Alterations be removed or modified. If Lessee fails to remove or modify the Alterations as required by Lessor within thirty (30) days after Lessee's receipt of Lessor's written request, Lessor may correct or remove the same, and Lessee shall be liable for any and all reasonable expenses incurred by Lessor in the performance of this work. All Alterations shall be made at Lessee's sole expense, at such times and in such manner as Lessor may designate, and only by such contractors or mechanics as are approved in writing by Lessor. All Alterations and other work undertaken by Lessee and by any contractor or mechanic shall be in accordance with construction rules and regulations promulgated from time to time by Lessor. Lessor reserves the right to require that Alterations be performed at a time other than during normal business hours if Lessor, in its reasonable discretion, determines that the performance of such Alterations is likely to disturb, disrupt or otherwise inconvenience other tenant(s) or occupants(s) of the Building (such as, but not limited to, those Alterations requiring core drilling, hammering, etc. Approval of contractors or mechanics by Lessor, which approval may not be unreasonably withheld, shall be based upon the contractors or mechanics being properly licensed, their financial posture, experience and past job performance.

         (B) Alterations proposed by Lessee and approved by Lessor during the period from the Commencement Date 1 to Rent Commencement Date 2 are hereinafter called the "Initial Alterations, ' which Initial Alterations shall also be deemed "Alterations" for all purposes under this Lease, except as otherwise provided in this Subsection.

                  (i) Subject to the grant and  application of the Allowance (as hereinafter defined) by Lessor as herein provided, the Initial Alterations shall be undertaken by Lessee at its sole cost and expense. Lessee, at its sole cost and expense, shall cause its architect to prepare, on Lessee's behalf, an initial set of architectural working drawings for the Initial Alterations (the "Architectural Drawings"), which Architectural Drawings shall reflect in sufficient detail Lessee's space plans and specifications for the Initial Alterations to be made in or to the Demised Premises in connection with Lessee's initial occupancy of the Demised Premises, and shall include among other things dimensioned partition plans, electrical, data and telephone requirements, reflected ceiling plan and lighting requirements, ceiling details, Lessee's requirements and specifications for additional HVAC, if any, interior office door requirements, environmental and electrical specifications and requirements for all of Lessee's equipment, fixtures and kitchen appliances, its millwork details and other millwork requirements, final finish selections and its complete and detailed space plan drawings for the Initial Alterations for the Demised Premises. Lessee shall have the Architectural Drawings delivered to Lessor for the review and approval of Lessor and Lessor's architect or supervising engineer. Within ten (10) business days following Lessor's receipt of the Architectural Drawings, Lessor shall review and approve in writing the Architectural Drawings and finish selections. In the event that Lessor fails to review and approve the Architectural Drawings within the ten (10) business day period, then Lessor's approval of the same shall be deemed given. Lessor's approval may not be unreasonably withheld or delayed, but may be conditioned in the reasonable discretion of Lessor. Any changes or revisions to the Architectural Drawings made at the request of Lessor shall be made by Lessee's architect at Lessee's sole cost and expense, which costs and expenses shall be paid out of the Allowance. Lessee shall retain and enter into a separate agreement with the engineering firm of General Engineering, Inc. (the "Engineer") to prepare a set of mechanical, electrical and plumbing engineering drawings for Initial Alterations for the Demised Premises (the "Engineering Drawings") at Lessee's sole cost and expense. All revisions to the Engineering Drawings, including those caused by Lessee's revisions to the Architectural Drawings once approved by Lessor, shall be made by the Engineer at Lessee's sole cost and expense, which costs and expenses shall be paid out of the Allowance. Lessee shall submit the Engineering Drawings (and all revisions thereto) to Lessor for prior review and written approval by Lessor, its architect and supervising engineer. Lessor shall respond to the Engineering Drawings (and any revisions thereto) within ten (10) business days of its receipt thereof. In the event that Lessor fails to review and approve the Engineering Drawings within the ten (10) business day period, then Lessor's approval of the same shall be deemed given. Lessor's approval may not be unreasonably withheld or delayed, but which may be conditioned in Lessor's reasonable discretion. Upon receipt of Lessor's approval of the Engineering Drawings, Lessee shall cause its architect to affix its architectural stamp to four (4) sets of the Architectural Drawings for Lessee's use in filing its building permit application for the Initial Alterations.


(ii) Prior to the commencement of construction, installation or fabrication of the Initial Alterations, Lessee shall furnish to Lessor copies of any and all building or other construction permits required for the performance of the Initial Alterations. Upon completion of its Initial Alterations, Lessee shall also furnish to Lessor a complete set of "as built" drawings for the Demised Premises. The Initial Alterations shall be performed by one (1) of the following general contractors to be retained by Lessee pursuant to a separate agreement ("Lessee's General Contractor"): Hitt Construction, Inc., G & F Associates, Inc., Turner Construction Company, and Clark Construction Company. Lessee shall manage the construction process of all Initial Alterations directly or hire at its sole cost and expense a construction manager, reasonably acceptable to Lessor. All Initial Alterations shall be undertaken by Lessee and Lessee's General Contractor in accordance with the construction rules and regulations promulgated by Lessor from time to time. On the Initial Alterations, Lessee recognizes that Lessor shall incur substantial oversight obligations, and thus agrees to pay to Lessor a management oversight fee, billed at an hourly rate, which in the aggregate may not exceed Three Thousand and 00/100ths Dollars ($3,000.00). Any construction management fees and the management oversight fee shall be paid from the Allowance.

(iii)Lessee hereby designates and authorizes (the "Lessee's Designee") to receive all approvals from Lessor, to make all decisions and grant all approvals on behalf of Lessee with respect to design, installation and construction of the Initial Alterations, and to furnish to Lessor or its architect such information as they may request or require in connection with the review and approval of each of the Architectural Drawings, the finish selections, and the Engineering Drawings. Lessor may contact Lessee's Designee at the following address and numbers:

                  [To be designated later].

                  Tel. No. _____________________________
                  Fax No. _____________________________

In the event of the inability or unwillingness of Lessee's Designee to act on behalf of Lessee hereunder, Lessee shall immediately designate a substitute individual or individuals as Lessee's Designee to make all decisions and grant all approvals on behalf of Lessee with respect to design, installation and construction of the Initial Alterations.

                           (iv) Lessor hereby  designates  and  authorizes  Carr
Development & Construction, Inc.
(the "Lessor's Designee") to issue all approvals from Lessor, to make all decisions and grant all approvals on behalf of Lessor with respect to design, installation and construction of the Initial Alterations, and to furnish to Lessee or its architect such information as they may request or require in connection with the design and/or construction, installation or fabrication of the Initial Alterations. Lessee may contact Lessor's Designee at the following address and numbers:


                  Carr Development & Construction, Inc.
                  Suite 700, 1700 Pennsylvania Avenue, N.W.
                  Washington, D.C. 20006
                  Attn: Kenneth F. Simmons
                  Tel. No. (202) 624-1700
                  Fax No. (202) 393-1353

In the event of the inability or unwillingness of Lessor's Designee to act on behalf of Lessor hereunder, Lessor shall immediately designate a substitute individual or individuals to make all decisions and grant all approvals on behalf of Lessor with respect to design, and installation, construction and/or fabrication of the Initial Alterations.

         (v) In connection with Lessee's leasing of the Demised Premises and construction of the Initial Alterations, Lessor shall provide to Lessee an improvements allowance (the "Allowance") of One Million Three Hundred Thirty Thousand Nine Hundred Twenty-Two and 00/100ths Dollars ($1,330,922.00), for (a) the hard construction costs incurred by Lessee to construct and install its Initial Alterations in the Demised Premises, (b) any construction related items (including but not limited to, architectural and other consulting fees, permit fees, computer, telephone and communications facilities, and construction management fees), and (c) the costs of office personal property of Lessee,- including equipment and furniture. This Allowance has been calculated at the rate of Twenty-Nine and 50/100ths Dollars ($29.50) multiplied by the rentable area of the Demised Premises. Up to One Hundred Thirty-five Thousand Three Hundred Forty-eight and 00/100ths Dollars ($135,348.00) of the Allowance may be used for the acquisition of furniture and other office personal property of Lessee. Lessee shall submit to Lessor (but on a monthly basis only) invoices for the costs incurred by Lessee in performing its Initial Alterations, together with signed partial waivers and partial releases of mechanic's liens executed, as applicable, by Lessee's architect, and by Lessee's General Contractor and the subcontractors who performed such work, as reflected on such invoices. After inspection and approval of the portion(s) of the Initial Alterations as reflected by such invoices and verification of the invoices and waivers submitted, Lessor shall pay to Lessee (or if directed in writing by Lessee or Lessee's architect, Lessor shall pay to Lessee's General Contractor) or, as applicable, Lessor shall reimburse to Lessee, the appropriate amounts requested by the invoices within thirty (30) days of Lessee's request therefor. In connection with any final disbursement of the Allowance and in addition to the invoices and partial lien waivers and partial lien releases required above, Lessee shall also submit to Lessor final lien releases and final lien waivers of mechanic's liens executed, as applicable, by Lessee's architect, and by Lessee's General Contractor and all other contractors and subcontractors which performed the Initial Alterations, and such other documentation or information that Lessor may reasonably require for any final disbursement of the Allowance, such as a copy of the certificate of occupancy of the Demised Premises or a certificate of completion of the Initial Alterations from Lessee's architect. In no event, however, shall Lessor be obligated to reimburse Lessee for any amount in excess of the total amount of the Allowance. Lessee shall submit all such invoices and requests for reimbursement to Lessor on or before December 31, 1997. The Allowance shall be used first to reimburse Lessee for all costs arising under item (a) above. After reimbursement for those costs arising under item (a) above in this Subsection, any remaining portion of the Allowance shall be available for reimbursement of items arising under items (b) and (c) above in this Subsection. After the reimbursement of all costs arising under items (a), (b) and (c) above in this Subsection, Lessee may elect to have Lessor apply any unused portion of the remaining Allowance to Monthly Rent next due and owing by providing written notice of its election to Lessor on or before December 31, 1997.

         (vi) Notwithstanding the foregoing of this Subsection, Lessor shall have no obligation to credit any unused portion of the Allowance to Monthly Rent or to reimburse Lessee for any costs under items (a), (b) and (c) of Subsection
(B)(v) above of this Section if (a) Lessee fails to submit the invoices and requests for reimbursement to Lessor on or before December 31, 1997, or (b) if, at the time the unused portion of the Allowance would otherwise be available from crediting to such monetary obligation of Lessee or at the time Lessee makes a request for reimbursement or at any time thereafter up to and including the date Lessor makes any such reimbursement to Lessee or credit to Monthly Rent, Lessee is in default, after the giving notice and the passage of the applicable period to cure, of its obligation to pay Monthly Rent.

         (C) All Alterations to the Demised Premises, whether made by Lessor or Lessee, and whether at Lessor's or Lessee's expense, or the joint expense of Lessor and Lessee, shall be and remain the property of Lessor. Any replacements of any property or improvements of Lessor, whether made at Lessee's expense or otherwise, shall be and remain the property of Lessor.

         (D) At the expiration or earlier termination of the term of the Lease, Lessor may elect to require Lessee to remove all or any part of the Alterations made by Lessee subsequent to the Commencement Date, provided that Lessor, at the time of its consent and approval of Alterations, specifies to Lessee, in writing, that certain elements of the Alterations would have to be removed at the expiration or earlier termination of the term of this Lease. Notwithstanding the foregoing, if Lessor will require the removal of any of the Initial Alternations, Lessor shall note on the Architectural Drawings and/or the Engineering Drawings any portion or element of Initial Alterations which Lessor will require Lessee to remove at the expiration or earlier termination of the term of this Lease. Removal of Alterations, whether at Lessor's determination as provided for above or at Lessee's election, shall be at Lessee's cost and expense, and Lessee agrees, at Lessor's election, (i) to repair any damage to the Building caused by said removal and to restore the Demised Premises to a condition no less than the Building standard level as identified in Exhibit B, or (ii) pay Lessor, as additional rent, for all costs incurred by Lessor to undertake such repairs and restoration.

         (E) Lessee shall remove all of Lessee's property at the expiration or earlier termination of the Lease. In the event Lessee does not remove Lessee's property at the expiration or earlier termination of the Lease, such property shall become the property of Lessor.

         (F) In the event Lessee fails to remove its property or the Alterations requested to be removed by Lessor on or before the expiration or earlier termination of the term of the Lease, then Lessor may remove such property and Alterations from the Demised Premises at Lessee's expense, and Lessee hereby agrees to pay to Lessor, as additional rent, the reasonable cost of such removal together with any and all damages which Lessor may suffer and sustain by reason of the failure of Lessee to remove the same. Lessor shall provide Lessee with supporting invoices and related documentation reasonably evidencing such costs of removal and of damages resulting from the same. Said amount of additional rent shall be due and payable upon receipt by Lessee of a written statement of costs and damages from Lessor.


14.      LIENS

         (A) If any mechanic's or other lien is filed against the Demised Premises, or the Building of which the Demised Premises are a part, for work, labor, services, or materials, done for or supplied to or claimed to have been done or supplied to Lessee, such lien shall be discharged by Lessee, at its sole cost and expense, within ten (10) days from the date Lessee receives written demand from Lessor to discharge said lien, by the payment thereof or by filing any bond required by law. If Lessee shall fail to discharge any such lien, Lessor may, at its option, discharge the same and treat the cost thereof as additional rent, due and payable upon receipt by Lessee of a written statement of costs from Lessor. It is hereby expressly covenanted and agreed that such discharge of any lien by Lessor shall not be deemed to waive or release Lessee from its default under the Lease for failing to discharge the same.

         (B) Lessee will indemnify and hold harmless Lessor from and against any and all claims, damages and expenses incurred by Lessor, arising from any liens placed against the Demised Premises or the Building and the land upon which it is situated, as a result of Lessee undertaking construction work in the Demised Premises at its own cost and under its own control and direction, or making any Alterations to the Demised Premises.


15.      MAINTENANCE BY LESSEE

         (A) Lessee shall keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, shall take good care thereof, and shall suffer no waste or injury thereto. At the expiration or earlier termination of the term of this Lease, Lessee shall surrender the Demised Premises broom clean and in the same order and condition in which they were on the Commencement Date, ordinary wear and tear and damage by the elements, fire and other insured casualty excepted.

         (B) To the extent that Lessee's use or uses of the Demised Premises or Lessee's manner of operation creates a need or requirement under applicable statute, ordinance or regulation of any governmental authority to modify or alter the Demised Premises, supporting facilities, or access thereto, or the manner of operation, maintenance and repair thereof, Lessee shall be fully responsible for the costs to undertake such changes, and to obtain approval from Lessor pursuant to the Section of this Lease entitled "ALTERATIONS" to undertake such changes.

16.      SIGNS AND ADVERTISEMENTS

         (A) No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building, except with Lessor's prior written consent and then only in such place, number, size, color and style (i.e., Building standard lettering) as is authorized by Lessor. If any such sign, advertisement or notice is exhibited without first obtaining Lessor's written consent, Lessor shall have the right to remove the same. and Lessee shall be liable for any and all expenses incurred by Lessor by said removal, as additional rent. Notwithstanding the foregoing, Lessor recognizes Lessee's existing signage in place related to the Original Premises as acceptable and approved under this Subsection of the Lease.

         (B) Lessor agrees to display Lessee's name on the Building directory in the size and style of lettering used by Lessor, at Lessee's expense. Lessee may display its name on the main entry door of the Demised Premises in Building standard color, size and style of lettering, at Lessee's expense.

         (C) Lessor shall have the right to prohibit any published advertisement of Lessee which in its opinion tends to impair the reputation of the Building or its desirability as a high quality office building, and, upon written notice from Lessor, Lessee shall immediately refrain from and discontinue any such advertisement.

17.      DELIVERIES AND MOVING OF LESSEE'S PROPERTY

No furniture, equipment or other bulky matter of any description shall be received into the Building or carried in the elevators except in the manner and during the times approved by Lessor. Lessee shall obtain Lessor's determination prior to moving said property into the Building. All moving of furniture, equipment and other material within the public and common areas in and about the Building shall be in and manner and during those times reasonably determined by Lessor and shall be accomplished in accordance with reasonable policies and procedures established by Lessor from time to time uniformly applied. Lessor shall have the right to monitor compliance by Lessee and its agents with such policies and procedures, but Lessor who shall, however, not be responsible for any damage to such equipment or other bulky matter, or for the charges for moving such equipment or other bulky matter in accordance with such policies and procedures. Lessor shall have the sole right to determine the load capacities of the elevators of the Building and to determine if Lessee's property can be safely transported in the elevators, applying commercially reasonable standards that would be applied by landlords and managers of other office buildings comparable to the Building. Lessee agrees promptly to remove from the sidewalks adjacent to the Building any of the Lessee's furniture, equipment or other material there delivered or deposited.

18.      LESSEE'S EQUIPMENT

         (A) Lessee will not install or operate in the Demised Premises any electrically operated equipment or other machinery, other than typewriters, word processing machines, personal desk top computers, adding machines, radios, televisions, tape recorders, dictaphones, bookkeeping machines, copying machines, clocks, and other business machines and equipment normally employed for general office use which do not require high electricity consumption for operation, without first obtaining the prior written consent of Lessor, who may condition such consent upon payment by Lessee of additional rent as compensation for additional consumption of electricity and/or other utility services. Such additional rent shall be in addition to Lessee's obligations, pursuant to the Section of this Lease entitled. "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES," to pay its proportionate share of increases in Operating Costs.

         If any or all of Lessee's equipment requires electricity consumption in excess of the capacity of the electrical system installed by Lessor in the Demised Premises, all additional transformers, distribution panels and wiring that may be required to provide the amount of electricity required for Lessee's equipment shall be installed by Lessor at the cost and expense of Lessee. If Lessee's equipment causes Lessee's consumption of electricity to exceed an average of five (5) watts per rentable square foot, or if such equipment is to be consistently operated beyond the normal Building hours of 8: 00 a. m. to 8:
00 p. in., Monday through Friday, and 9:00 a.m. to 6:00 p.m. on Saturday, Lessor may install at its option (i) a separate electric meter for the Demised Premises at Lessee's sole cost and expense, or (ii) a separate meter for the specific equipment that is causing Lessee's excessive consumption of electricity at Lessee's sole cost and expense. In the event Lessor installs a separate meter for the Demised Premises, Lessee shall then pay the cost of electricity it consumes as recorded by such meter directly to the electric company, and an appropriate adjustment shall be made to Lessee's proportionate share of Operating Costs to reflect Lessee's reduced consumption of electricity because of such separate metering of the Demised Premises. In the event Lessor separately meters the specific equipment, Lessee shall be billed periodically by Lessor based upon such consumption and no adjustment shall be made to Lessee's proportionate share of Operating Costs.

(B) Lessee shall not install any equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the Demised Premises or the Building without first obtaining the prior written consent of Lessor. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Lessor or to any tenant in the Building shall be installed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

         (C) Lessor shall have the right to prescribe the weight and position of all heavy equipment and fixtures, including, but not limited to, data processing equipment, record and file systems, and safes which Lessee intends to install or locate within the Demised Premises. Lessee shall obtain Lessor's prior review and approval before installing or locating heavy equipment and fixtures in the Demised Premises, and if installation or location of such equipment or fixtures, in Lessor's reasonable opinion, requires structural modifications or reinforcement of any portion of the Demised Premises or the Building, Lessee agrees to reimburse Lessor, as additional rent, for any and all reasonable costs incurred by Lessor to make such required modifications or reinforcements, and such modifications or reinforcements shall be completed prior to Lessee installing or locating such equipment or fixtures in the Demised Premises. Lessee shall reimburse Lessor within thirty (30) days of receipt of any statement setting forth those costs.





19.      SERVICES AND UTILITIES

(A) From and after the Commencement Date 1 with regard to the Original Premises, from and after Commencement Date 2 with regard to the Additional Premises, and from and after the respective commencement date of this Lease with regard to any other space in the Building leased by Lessee pursuant to this Lease, Lessor shall provide the following utilities and services:

                  (i) Hot and cold water and lavatory supplies, it being understood and agreed that hot and cold water shall be furnished by Lessor only at those points of supply provided for general use of other tenants in the Building.

                  (ii)     Automatically operated elevator service at all times.

                  (iii) Cleaning and char services, as specified in Exhibit E, after normal business hours, Monday through Friday of each week, except on the holidays listed in subparagraph (iv) below (and with regard to the Additional Premises, only from after that point in time at which Lessee commences to occupy the Additional Premises for its business purposes).

                  (iv) Heat and air-conditioning in season, Monday through Friday from 8:00 a.m. to 8:00 p.m., and on Saturday from 9:00 a.m. to 6:00 p.m., except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day, and any other national holiday promulgated by a Presidential Executive Order or Congressional Act. Lessor shall provide heat and air-conditioning at times in addition to those specified in the preceding sentence at Lessee's expense. provided Lessee gives Lessor notice prior to 1:00 p.m. on a business day in the case of after-hours service on that business day and prior to 3:00 p.m. on the immediately preceding business day in the case of after-hours service on a Saturday, a Sunday or a holiday. Lessor shall charge Lessee for said after-hours services the same rate it charges other tenants, which is $35.00 per hour on the date of execution of this Lease. Lessor reserves the right, in its sole discretion, to increase the hourly charge for said after-hours service from time to time, with any such increase being reasonably related to actual cost increases incurred by Lessor to deliver such services, but in no event shall the rate per hour charged Lessee be more than the rate per hour charged other tenants. In the event the same after-hours service is also requested by other tenants of the Building in addition to Lessee, the charge therefor to each tenant requesting such after-hours service shall be prorated among all requesting tenants based upon the respective square footages of each of the demised premises of the tenants requesting such after-hours service.

                  (v) Maintenance, painting and electric lighting service for all public areas and special service areas in the Building.

                  (vi) Security comparable to other first-class office buildings in the city of county where the Building is located.

                  (vii) Electricity and proper electrical facilities to furnish sufficient electricity for equipment of Lessee installed pursuant to the Section of this Lease entitled, "LESSEE'S EQUIPMENT."

         (B) In the event any public utility supplying energy requires, or government law, regulation, executive or administrative order results in a requirement, that Lessor or Lessee must reduce, or maintain at a certain level, the consumption of electricity for the Demised Premises or Building, which affects the heating, air-conditioning, lighting, or hours of operation of the Demised Premises or Building, Lessor and Lessee shall each adhere to and abide by said laws, regulations or executive orders without any reduction in rent.

         (C)  Lessor's  inability  to  furnish,  to any  extent,  these  defined services, or any cessation thereof, resulting from, but not limited to, any causes including entry for inspections, repairs, alterations, improvements and installations by Lessor, its agents, employees or contractors pursuant to the Section of this Lease entitled "ENTRY FOR INSPECTIONS, REPAIRS AND INSTALLATION," or from renovation, redecoration or rehabilitation of any area of the Building, including the lobby, or any of the surrounding public spaces, shall not render Lessor liable for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of any portion of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the Building equipment or machinery cease to function properly for any cause, Lessor shall use reasonable diligence to repair the same promptly, but, except as provided for in Subsection (D) below of this Section, Lessee shall have no claim for damages or for a rebate of any portion of rent on account of any interruptions in any services occasioned thereby or resulting therefrom.

         (D) Notwithstanding the provisions of Subsection (C) above of this Section, where (i) such failure to provide such services causes the Demised Premises to be not reasonably usable for Lessee's business purposes, (ii) Lessee substantially ceases operation of its business therein and (iii) such circumstances continue for at least thirty (30) consecutive days following the date on which Lessee gives Lessor written notice of such circumstances, or, where the failure of service is a failure or electrical power to the Building, not caused by a general power failure affecting the surrounding area, and such circumstances continue for fifteen (15) consecutive days, then commencing on the date which is thirty-one (31) days (or sixteen (16) days in the event of such power failure, as applicable) after Lessor has received such notice and continuing until the earlier of (a) the date Lessee is no longer substantially not using the Demised Premises for the operation of its business, or (b) the date on which the Demised Premises are again reasonably usable for Lessee's business purposes, Lessee shall be entitled to an abatement of Monthly Rent and additional rent arising from increases in Operating Expenses, Operating Costs, and/or Real Estate Tax es. However, in the event Lessor denies Lessee access to the Demised Premises during such initial thirty (30) day period (or fifteen (15) day period, as applicable), such abatement shall also apply during such period in which Lessee has been denied access by Lessor.


20.      LESSEE'S RESPONSIBILITY FOR DAMAGE

         Except as provided for in the Section of this Lease entitled, "ALL RISK COVERAGE INSURANCE, " any and all injury, breakage or damage to the Demised
Premises or the Building to the extent caused by Lessee or its agents, subtenants, licensees, contractors, servants, employees and visitors, or by individuals and persons making deliveries to or from the Demised Premises shall be repaired by Lessor at the sole expense of Lessee. Payment of the cost of such repairs by Lessee shall be due as additional rent with the next installment of Monthly Rent after Lessee receives a bill for such repairs from Lessor. This provision shall not be in limitation of any other rights and remedies which Lessor has or may have in such circumstances.

21.      ENTRY FOR INSPECTIONS, REPAIRS AND INSTALLATIONS

         (A) Lessee shall permit Lessor, or its agent, employees or contractors, without notice to Lessee, to enter the Demised Premises at all reasonable times and in a reasonable manner, without charge to Lessor or diminution of Monthly Rent payable by Lessee, to examine, inspect and protect the Building, and, upon one (1) day written notice, to make such repairs as in the judgment of Lessor may be deemed necessary to maintain or protect the Building, or to exhibit the Demised Premises to prospective tenants during the last one hundred twenty (120) days of the term of this Lease. Lessor shall use reasonable efforts to minimize interference to Lessee's business when making repairs, but Lessor shall not be required to perform the repairs at a time other than during normal working hours.

         (B) In the event of an emergency, Lessor may enter the Demised Premises without notice and make whatever repairs are necessary to protect the Building.

(C) Lessee shall permit Lessor, or its agents, employees or contractors, upon no less than ten (10) days prior written notice to Lessee, to enter the Demised Premises at reasonable times and in a reasonable manner, without charge to Lessor or diminution of Monthly Rent payable by Lessee, to make installations related to the construction of pre-occupancy tenant work being performed by Lessor for other tenants of the Building, to make repairs, alterations and improvements arising due to repairs, alterations and improvements to any areas adjoining the Demised Premises, to erect, use and maintain pipes and conduits in and through the Demised Premises, or to make installations, improvements and repairs to utility services of the Building located in or about the Demised Premises. Lessor shall use reasonable efforts to minimize interferences with Lessee's business operations, and, except in an emergency, will seek to schedule its activities so as to reasonably accommodate Lessee undertaking its normal and ordinary business operations. If, except in the case of an emergency, Lessee's business operations cannot be reasonably accommodated so as to permit Lessor to undertake such work during Lessee's normal working hours, Monday through Friday, then Lessor will undertake such work beyond those normal working hours. Lessor shall always be permitted to undertake such work after 8:00 p.m. on weekdays, after 6:00 p.m. on Saturdays and all day on Sundays and legal holidays recognized under this Lease.


22.      INSURANCE RATING

         Lessee shall not conduct or permit to be conducted any activity, or place any equipment or property in or about the Demised Premises that will increase in any way the rate of All Risk Coverage insurance or other insurance on the Building, unless consented to by Lessor. Lessor's consent may be conditioned upon Lessee's payment of any costs arising directly or indirectly from such increase. If any increase in the rate of All Risk Coverage insurance or other insurance on the Building is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to Lessee's activity, equipment or property in or about the Demised Premises, said statement shall be conclusive evidence that the increase in such rate is due to such activity, equipment or property. In such case, Lessor shall notify Lessee of -such fact and, unless Lessee's ceases such activity within five (5) business days after the date of receipt by Lessee of Lessor's notice, Lessee shall be liable for such increase. Any such rate increase and related costs incurred by Lessor shall be deemed additional rent due and payable by Lessee to Lessor upon receipt by Lessee of a written statement of the rate increase and costs. Lessee may contest, at its sole cost and expense, any insurance rate increase, provided such action by Lessee will not adversely affect the insurance coverage of Lessor.


23.        INDEMNITY AND PUBLIC LIABILITY INSURANCE

         (A) Lessee shall indemnify and save harmless Lessor and its Agent from any and all liability, damage, expense, cause of action, suits, claims, judgments and cost of defense arising from injury to person or personal property in and on the Demised Premises, or upon any adjoining sidewalks or public areas of the Building, which arise out of the act, failure to act or negligence of Lessee, its subtenants, licensees, agents or employees.

         (B) In order to assure such indemnity, Lessee shall, at its sole cost, carry and keep in full force and effect at all times during the term of this Lease, a commercial comprehensive general liability policy with a single limit of at least One Million Dollars ($1,000,000.00) including coverage for bodily injury, property damage and personal injury liability.


24.      WORKER'S COMPENSATION INSURANCE

         Lessee shall carry and keep in MI force and effect at all times during the term of this Lease, at its sole cost, worker's compensation or similar insurance in form and amounts required by law. Such insurance shall contain waiver of subrogation provisions in favor of Lessor and its Agent.

25.      ALL RISK COVERAGE INSURANCE

         (A) Lessor shall obtain and maintain All Risk Coverage insurance covering the Building and the building standard tenant improvements to the level specified in Exhibit B.

         (B) Lessee shall obtain and maintain throughout the term of this Lease and any extension periods All Risk Coverage insurance insuring against damage to and loss of tenant improvements and fixtures in and about the Demised Premises in excess of the level and nature of building standard improvements and fixtures specified in Exhibit B attached hereto and made a part hereof, and all of its equipment, furniture, and all other personal property in and about the Demised Premises.

         (C) Lessor and Lessee hereby release each other and waive any claims they may have against the other for loss or damage to the Building, Demised Premises, tenant improvements, fixtures, equipment and/or any other personal property arising from a risk insured against under the All Risk Coverage insurance policies to be carried by Lessor and Lessee, as required above, even though such loss or damage was caused by the negligence of Lessor, or Lessee, or their respective agents or employees (or any combination thereof), except for the amount of the deductible under said policies.

         (D) Lessor and Lessee agree to obtain and maintain throughout the term of this Lease endorsements to their respective All Risk Coverage policies waiving the right of subrogation of their insurance companies against the other party and its agents and employees. Except to the extent expressly provided herein, nothing contained in this Lease shall relieve Lessor or Lessee of any liability to each other or to their insurance carriers which Lessor or Lessee may have under law or the provisions of this Lease in connection with any damage to the Building, Demised Premises, tenant improvements, fixtures, equipment, furniture, and all other personal property, by fire or other casualty.


26.      LESSEE'S CONTRACTOR'S INSURANCE

         Lessee shall require any contractor of Lessee performing work on the Demised Premises to carry and maintain, at no expense to Lessor:

         (A) commercial comprehensive general liability insurance, rice, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1.000,000.00) with respect to personal injury, death, or property damage; and

         (B) worker's compensation or similar insurance in form and amounts required by law.


27.      REQUIREMENTS FOR LESSEE'S INSURANCE POLICIES

         (A) The company or companies writing any insurance which Lessee is required to carry and maintain or cause to be carried or maintained pursuant to this Lease as well as the form of such insurance shall at all times be subject to Lessor's approval and any such company or companies shall be a good and responsible insurance company, licensed to do business in the District of Columbia. Lessee's public liability and All Risk Coverage insurance policies and certificates evidencing such insurance shall name Lessor and its Agent as additional insured and shall also contain a provision by which the insurer agrees that such policy shall not be canceled except after thirty (30) days prior written notice to Lessor, unless such event of cancellation is due to a failure of Lessee to pay any premium due thereunder, in which case the insurer shall only be required to provide to Lessor no less than ten (10) days prior written notice of cancellation. Lessee agrees to provide to Lessor prior to taking possession of the Demised Premises the certificates evidencing such insurance; Lessor may withhold delivery of the Demised Premises without delaying the Commencement Date, or triggering any abatement of rent, if Lessee fails to provide Lessor with these certificates.

         (B) Any insurance carried or to be carried by Lessee hereunder shall be primary over any policy that might be carried by Lessor. If Lessee shall fail to perform any of its obligations regarding the acquisition and maintenance of insurance, Lessor may perform the same and the cost of same shall be deemed additional rent, payable upon Lessor's demand.


28.      LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON

(A) All personal property of Lessee, its employees, agents, subtenants, business invitees, licensees, customers, clients, family members, guests or trespassers, in and on the Demised Premises shall be and remain in and on the Demised Premises and the Building at the sole risk of said parties and Lessor shall not be liable to any such person or party for any damage to, or loss of personal property thereof, including loss or damage arising from, (i) any act, including theft, or any failure to act, of any other persons, (ii) the leaking of the roof, (iii) the bursting, rupture, leaking or overflowing of water, sewer or steam pipes, (iv) the rupture or leaking of heating or plumbing fixtures, including security and protective systems,
     (v) short circuiting or malfunction of electrical wires or fixtures. including security and protective systems or (vi) the failure of the heating or air-conditioning systems. Lessee specifically agrees to save Lessor harmless in all such cases. Additionally Lessor shall not be deemed liable for the interruption or loss- to Lessee's business due to the loss or damage of or to Lessee's fixtures, equipment and personal property or such property of the other covered parties caused by or arising from any of the above-described acts or causes.

         (B) Lessor shall not be liable for any personal injury to Lessee, Lessee's employees, agents. subtenants, business invitees, licensees, customers, clients, family members, guests or trespassers arising from the use, occupancy and condition of the Demised Premises or the Building, unless such party establishes that there has been negligence or a willful act or failure to act on the part of Lessor, its agents or employees.


29       DAMAGE TO THE BUILDING AND/OR THE DEMISED PREMISES

(A) If the Demised Premises is damaged by fire, casualty or other event insured against by Lessor's All Risk Coverage insurance policy covering the Building, and the Demised Premises can be fully repaired, in the professional opinion of an independent registered architect licensed to practice in the District of Columbia selected by Lessor, within 180 days from the date of the insured fire, casualty or other event, Lessor, at Lessor's expense, shall repair such damage, provided, however, Lessor shall have no obligation to repair any damage to, or to replace, (i) tenant improvements in and about the Demised Premises that are of a non building standard nature specified in Exhibit B or are of a building standard nature, but in excess of the level or quantity of building standard improvements and fixtures specified in Exhibit B, (H) all of Lessee's equipment, furniture, and all other personal property in and about the Demised Premises, and (iii) any other property located in the Demised Premises. Except as otherwise provided herein, if the entire Demised Premises is rendered untenantable by reason of the insured fire, casualty or other event, then Monthly Rent shall abate for the period from the date of such damage to the date when Lessor has completed repairs to the Demised Premises as specified above, and if only a portion of the Demised Premises is so rendered untenantable, then Monthly Rent shall abate for such period in the proportion which the area of the portion of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises, provided, however, if, prior to the date when such repairs have been completed, any portion of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Lessee or any person claiming through or under Lessee, then the amount by which the Monthly Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when such repairs are completed. No compensation or claim or reduction of rent will be allowed or paid by Lessor by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building of which they are a part.


         (B) Notwithstanding the foregoing, if, within sixty (60) days after such fire or casualty, whether prior to or during the term of this Lease, (i) an independent registered architect licensed to practice in the District of Columbia selected by Lessor determines in his/her/its professional opinion that the Demised Premises is so damaged that the Demised Premises cannot be fully repaired within 180 days from the date the damage occurred, or (ii) an independent registered architect licensed to practice in the District of Columbia selected by Lessor determines in his/her/its professional opinion that the Building is so damaged by fire or other casualty insured against by Lessor's All Risk Coverage policy that substantial repair or reconstruction of the Building shall be required (whether or not the Demised Premises is damaged or rendered untenantable), then, in any of such events:

                  (a) Lessor,  at its option,  may give to Lessee,  within sixty
(60) days of a determination made under (i) or (ii) above of this Subsection (B) as applicable a thirty (30) day notice of termination of this Lease and, in the event that such notice is given, this Lease shall terminate (whether or not the term shall have commenced) upon the expiration of such thirty (30) days with the same effect as if the date of expiration of such thirty (30) days were the date definitely fixed for the expiration of the term of this Lease, and the then-applicable Monthly Rent shall be apportioned as of such date, including any rent abatement as provided above.

                  (b) Provided Lessor, under the terms of the instruments documenting from time to time financing secured by the Building, is not deprived of the use of insurance proceeds as a result of the granting to a tenant of a right to terminate its lease in the case of a fire or casualty, or do not cause a diminution in the amount of insurance proceeds as a result of the granting to a tenant of such right, Lessee shall have the right to terminate this Lease upon thirty (30) days' prior written notice to Lessor, said notice to be given within sixty (60) days after the date either determination under (i) or (ii) above of this Subsection (B) is rendered. In the event Lessee gives such notice, this Lease shall terminate (whether or not the term shall have commenced) upon the expiration of such thirty (30) days with the same effect as if the date of expiration of such thirty (30) days were the date definitely fixed for expiration of the term of the Lease, and the then applicable Monthly Rent shall be apportioned as of such date, including any rent abatement as provided in Subsection (A) above of this Section.

                  (C) Except where Lessee shall have the right to terminate the term of this Lease under Subsection (B) of this Section, if Lessor has not elected to terminate this Lease, and thus thereafter becomes obligated to repair and/or reconstruct the Demised Premises and the Building, then Lessee may terminate the term of this Lease in the event the Demised Premises are not substantially restored to the extent of Lessor's obligations under Subsection
(A) of this Section within two hundred seventy (270) days from the date of the fire or casualty. To exercise this right to terminate, Lessee must deliver to Lessor written notice of Lessee's election to terminate not later than five (5) business days after the expiration of the two hundred seventy (270) day period.


         (D)  For  the  purposes  of  this  Section  of  the  Lease,   the  term
"untenantable" means not reasonably usable by Lessee for its business purposes.


30.       DEFAULT OF LESSEE

This Lease shall, at the, option of Lessor, cease and terminate if (i) Lessee fails to pay rent, including any installment of Monthly Rent or any additional rent, although no legal or formal demand has been made, and such failure to pay rent continues for a period of ten (10) days after written notice addressed to Lessee has been delivered by Lessor to the Demised Premises, or (ii) Lessee violates or fails to perform any of the other conditions, covenants or agreements of this Lease made by Lessee, and any violation or failure to perform any of those conditions, covenants or agreements continues for a period of thirty (30) days after written notice thereof has been delivered by Lessor to Lessee, or, in cases where the violation or failure to perform cannot be corrected within thirty (30) days, Lessee does not begin to correct the violation or failure to perform within thirty (30) days after receiving Lessor's written notice and/or
     Lessee thereafter does not diligently pursue the correction of the violation or failure to perform. Any said violation or failure to perform or to pay any rent, if left uncorrected, shall operate as a notice to quit, any further notice to quit or notice of Lessor's intention to re-enter being hereby expressly waived. Lessor may thereafter proceed to recover possession under and by virtue of the provisions of the laws of the jurisdiction in which the Building is located or by such other proceedings, including re-entry and possession, as may be applicable. If Lessor elects to terminate this Lease, everything herein contained on the part of Lessor to be done and performed shall cease without prejudice to the right of Lessor to recover from Lessee all rent accruing up to and through the date of termination of this Lease or the date of recovery of possession of the Demised Premises by Lessor, whichever is later. Should this Lease be terminated before the expiration of the term of this Lease by reason of Lessee's default as hereinabove provided, or if Lessee abandons the Demised Premises before the expiration or termination of the term of this Lease, the Demised Premises may be relet by Lessor for such rent and upon such terms as are not unreasonable under the circumstances, and, if the full rent hereinabove provided is not realized by Lessor, Lessee shall be liable for all damages sustained by Lessor, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees, and expenses of placing the Demised Premises in first-class rentable condition. Any damage or loss of rent sustained by Lessor (including any deficiency between the rent reserved pursuant to the reletting and the rent reserved under this Lease, accelerated to the date of reletting) may be recovered by Lessor, at Lessor's 'option, at the time of the reletting, or in separate actions, from time to time. as said damage shall have been made more easily ascertainable by successive relettings, or, at Lessor's option, may be deferred until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. The provisions contained in this Section shall be in addition to and shall not prevent the enforcement of any claim Lessor may have against Lessee for anticipatory breach of the unexpired term of this Lease.


31.       REPEATED DEFAULTS

         If Lessee has committed a Material Default more than twice during any twelve (12) month period during the term of this Lease, then, at Lessor's election, Lessee shall not have any right to cure such repeated failure default, the terms and conditions of the Section of this Lease entitled, "DEFAULT OF LESSEE," notwithstanding. In the event of Lessor's election not to allow a cure of a repeated default. Lessor shall have all of the rights provided for in that Section of this Lease for an uncured default.

32.      WAIVER

If Lessor institutes legal or administrative proceedings against Lessee and a compromise or settlement thereof is made, the same shall not constitute a waiver of Lessee's obligations to comply with any covenant, agreement or condition, nor of any of Lessor's rights hereunder. No waiver by Lessor of any breach of any covenant, condition, or agreement specified herein shall operate as an invalidation or as a continual waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment by Lessee or receipt by Lessor (or any party designated by Lessor to receive any payments of rent) of a lesser amount than the amount of rent due Lessor shall be deemed to be other than payment on account of the earliest stipulated rent. In addition, no endorsement or statement on any check or letter accompanying a check for payment of such rent be deemed an accord and satisfaction. Lessor, or any party designated by Lessor, may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or to pursue any other remedy provided for in this Lease or in the governing law of the jurisdiction in which the Building is located. No re-entry by Lessor, and no acceptance by Lessor of keys from Lessee, shall be considered an acceptance of a surrender of the Lease.


33.      SUBORDINATION

         (A) This Lease is subject and subordinate to the lien of all and any mortgages (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments)
which may now or hereafter encumber or otherwise affect the real estate (including the Building) of which the Demised Premises is a part, or Lessor's leasehold interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. In confirmation of such subordination, Lessee shall. at Lessor's request, promptly execute any requisite or appropriate certificate or other document. Lessee hereby constitutes and appoints Lessor as Lessee's attorney-in-fact to execute any such certificate for or on behalf of Lessee if Lessee does not execute said certificate or document within ten (10) business days after receipt thereof.

         (B) Lessee agrees that in the event any proceedings are brought for the foreclosure of any such mortgage, Lessee shall attorn to the purchaser at such foreclosure sale and recognize such purchaser as the party identified as Lessor under this Lease, provided that such party shall have no obligations for or responsibility to correct any past violations or failures of the party previously identified as Lessor. Lessee waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right to terminate or otherwise adversely affect this Lease and the obligations of Lessee hereunder in the event that any such foreclosure proceeding is prosecuted or completed.

         (C) Notwithstanding Lessee's agreement to subordinate this Lease to any mortgages as set forth in Subsection (A) of this Section, Lessor agrees to the following:

                   (i) Subject to the provisions of Subsection (C)(iii) below of this Section, Lessor shall have the affirmative obligation to obtain a nondisturbance agreement for Lessee (a) from the holder of the current mortgage secured by the Building and the Land and (b) from the holder of any successor mortgage placed by Lessor in calendar years 1997, 1998 and 1999, provided Lessee is not, at the time Lessor seeks to place a new mortgage secured by the Building and/or the Land during the term of this Lease, in default of any obligation or covenant of Lessee specified in this Lease after any period to cure or correct such default specified in this Lease has expired.

         (ii) Lessor shall use its commercially reasonable efforts to obtain (but without any obligation to pay a premium for) a nondisturbance agreement from any holder of any successive mortgage secured by the Building and/or the Land placed by Lessor after calendar year 1999.

         (iii) The form of nondisturbance agreement shall either be in the form attached as Exhibit F, or in the usual and customary form of any holder of a mortgage, upon terms reasonably acceptable to Lessee. The terms of such holder's form shall be deemed reasonable to Lessee if its terms do not in any substantive manner alter, change or modify any of the rights and benefits granted to Lessee by this Lease, and specifically do not cause any change or modification in Lessee's rent obligations as fixed by the provisions of this Lease. Lessee may not require as a condition to its acceptance of any form of nondisturbance that the holder of such mortgage (a) recognize such nondisturbance protection afforded to Lessee at any time that the holder becomes vested with control of the Building and/or the Land by foreclosure or otherwise and Lessee is then in default under this Lease and notice thereof has been given and cure or correction of such noted default has not been made by Lessee, (b) cure or correct any default of Lessor arising prior to the date that the holder of such mortgage becomes vested with -control over the Building and/or the Land, whether by foreclosure or otherwise, or (c) become responsible for any monies paid by Lessee to Lessor in advance of when required to be paid pursuant to this Lease, where such payment occurs prior to the date that the holder of such mortgage is vested with control over the Building, whether by foreclosure or otherwise. Any nondisturbance agreement shall specifically provide that Lessee will not be disturbed in its possession of the Demised Premises or of its rights under this Lease by the holder of such mortgage in the event of a foreclosure, provided however Lessee is then not in default of its obligations and covenants under this Lease. after the giving of applicable notice and the expiration of applicable periods to cure or correct without cure or correction being made.

         (D) If the Building, the Demised Premises or any part respectively thereof is at any time subject to a mortgage or a deed of trust or other similar instrument, and this Lease or the rents are assigned to such mortgagee, trustee or beneficiary, and Lessee is given written notice thereof, including the post office address of such assignee, then Lessee may not terminate this Lease for any default on the part of Lessor without first giving written notice by certified or registered mail, return receipt requested, to such Assignee,
Attention: Mortgage Loan Department. The notice shall specify the default in reasonable detail, and afford such assignee a reasonable opportunity to make performance, at its election, for and on behalf of Lessor.


34.      CONDEMNATION

                  (A) If the whole or a substantial part of the Demised Premises or the Building is condemned or acquired in lieu of condemnation by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority. Lessee shall have no claim against Lessor or the condemning authority for any portion of the amount of the condemnation award or settlement that Lessee claims as its damages arising from such condemnation or acquisition, or for the value of any unexpired term of the Lease. Lessee may make a separate claim against the condemning authority for a separate award for the value of any of Lessee's tangible personal property and trade fixtures, for moving and relocation expenses and for such business damages and/or consequential damages as may be allowed by law, provided the same shall not diminish the amount of Lessor's award.


         (B) If less than a substantial part of the Demised Premises is condemned or acquired in lieu of condemnation by any governmental authority for any public or quasi-public use or purpose, the rent shall be equitably adjusted on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes of this Section, a "substantial part of the Demised Premises" shall be considered to have been taken if twenty-five percent (25 %) or more of the Demised Premises is condemned or acquired in lieu of condemnation, or if less than twenty-five percent (25 %) of the Demised Premises is taken and the portion of the Demised Premises taken renders the entire Demised Premises untenantable for the conduct of Lessee's business..

(C) If twenty-five percent (25%) or more of the Building is condemned (whether or not the Demised Premises shall have been condemned) and Lessor elects to demolish the remainder of the Building, Lessor shall terminate this Lease.

35.      RULES AND REGULATIONS

         Lessee, its agents and employees, shall abide by and observe the rules and regulations attached hereto as Exhibit C and such other reasonable rules and regulations as may be promulgated from time to time by Lessor for the operation and maintenance of the Building, provided a copy thereof is sent to Lessee. Any failure to comply with any rule or regulation may become a basis under which Lessor may claim a default by Lessee, after the giving of notice and the expiration of the thirty (30) day period to cure or correct afforded by the Section of this Lease entitled "DEFAULT OF LESSEE." Nothing contained in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease as against any other tenant, and Lessor shall not be liable to Lessee for violation of the same by any other tenant, any other tenant's employees, agents, business invitees, licensees, customers, clients, family members or guests. Lessor shall not discriminate against Lessee in the enforcement of any rule or regulation.


36.      RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT

          If Lessee defaults in the making of any payment to any third party, or doing any act required to be made or done by Lessee relating to the Demised Premises (including the performance of Lessee's obligations under this Lease), then Lessor may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Lessor, with interest thereon at a rate equal to two (2) percentage points above the then applicable base rate of interest (or comparable rate of interest) per annum as fixed by a federally chartered financial institution as reasonably selected by Lessor, accruing from the date paid by Lessor, shall be paid by Lessee to Lessor and shall constitute additional rent hereunder due and payable by Lessee upon receipt of a written statement of costs from Lessor. The making of such payment or the doing of such act by Lessor shall not operate as a waiver or cure of Lessee's default. nor shall it prevent Lessor from the pursuit of any remedy to which Lessor would otherwise be entitled.




37.        LATE CHARGES

          Any installments of Monthly Rent, additional rent, or other charges to be paid by Lessee pursuant to this Lease which are not paid by Lessee within ten
(10) days after the same becomes due and payable shall bear interest at a rate equal to two (2) percentage points above the then base rate of interest (or comparable rate of interest) per annum as fixed by a federally chartered financial institution as reasonably selected by Lessor, accruing from the date such installment or payment became due and payable to the date of payment thereof by Lessee. As and to the extent that no time for payment is specified in this Lease with regard to any charge or payment, such payment shall be deemed due an payable to Lessor within thirty (30) days of receipt of Lessor's notice to Lessee requesting payment, with any late charge rising ten (10) days after the expiration of such payment period. Such interest shall constitute additional rent due and payable to Lessor by Lessee upon the date of payment of the delinquent payment referenced above.


38.      NO PARTNERSHIP

Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Lessor and Lessee, or to create any other relationship between the parties hereto other than that of lessor and lessee.


39.      NO REPRESENTATIONS BY LESSOR

         As of the date of this Lease first hereinabove stated, neither Lessor nor any agent or employee of Lessor has made any representations or promises with respect to the Original Premises, the Additional Premises or both, and with respect to the Building except as herein expressly set forth in this Lease or in that certain Conditional Termination of Lease Agreement, dated April___ , 1997. By entering into this Lease, Lessee specifically recognizes that no rights, privileges, easements or licenses have been acquired by Lessee except as herein expressly set forth in this Lease and the Conditional Termination of Lease Agreement.


40.        BROKER AND AGENT

         (A) Lessor and Lessee each represent and warrant one to another that, except as hereinafter set forth, neither of them has employed any broker in carrying on the negotiations, or had any dealings with any broker, relating to this Lease. Lessee represents that it has employed I-arson, Ball & Gould, Inc. as its broker; Lessor represents that it has employed Carr Real Estate Services, Inc. as its broker, and further agrees to pay the commissions accruing to each identified broker pursuant to certain outside agreement(s). Lessor shall indemnify and hold Lessee harmless, and Lessee shall indemnify and hold Lessor harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitor.

         (B) Lessor appoints and Lessee recognizes, until such time as Lessor otherwise notifies Lessee in writing, Randall Hagner Company, 1321 Connecticut Avenue, N.W. Washington, D.C. 20036 as Lessor's exclusive, agent (referred to in this Lease as "Agent") for the management and operations of the Building and for the service of process, issuance and receipt of all notices, and instituting and processing all legal actions on behalf of Lessor under this Lease.

41.      WAIVER OF JURY TRIAL

Lessor and Lessee hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or with respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee hereunder, Lessee's use or occupancy of the Demised Premises, and/or any claim of injury or damage.


42.        ENFORCEMENT OF LEASE

         In the event Lessor is required or elects to take legal action to enforce against Lessee the performance of Lessee's obligations under this Lease, then Lessee shall immediately reimburse Lessor for all costs and expenses including, without limitation, reasonable attorneys' fees, incurred by Lessor in its successful prosecution of that legal action.


43.      NOTICES

         All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person; by certified mail, return receipt requested, or by registered mail, postage prepaid: (A) if to Lessor, in duplicate to Agent at 1321 Connecticut Avenue, N.W., Washington, D.C. 20036,
Attention: Property Management and to Greystone Realty Corporation, 100 First Stamford Place, Stamford, Connecticut 06902, Attention: Asset Management; and
(B) if to  Lessee,  in  duplicate  at I  Memorial  Drive,  Cambridge,  MA 02142,
Attention: Corporate Counsel, and at Suite 600, 1776 Eye Street, N.W., Washington, DC 20006, Attention: Office Director.

         The party to receive notices and the place notices are to be sent for either Lessor or Lessee may be changed by notice given pursuant to the provisions of this Section.


44.        ESTOPPEL CERTIFICATES

Lessee agrees,  at any time and from time to time,  upon not less than seven (7)
     business days prior written notice by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing (A) certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (B) stating the dates to which the rent and other charges hereunder have been paid by Lessee, (C) stating whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Lessee may have knowledge, (D) stating the address to which notices to Lessee should be sent and, if Lessee is a corporation, the name and address of its registered agent in the jurisdiction in which the Building is located, and
     (E) agreeing not to pay Monthly Rent more than thirty (30) days in advance or to amend the Lease without the consent of any mortgage lender having a security interest in the Building. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any prospective purchaser of any interest in the party identified as Lessor in this Lease from time to time, any mortgagee or prospective mortgagee of the Building or of Lessor's interest, or any prospective assignee of any such mortgage.


45.      HOLDING OVER

         (A) In the event Lessee does not immediately surrender the Demised Premises on the date of expiration of the term of this Lease or any extension period thereof, Lessee shall, by virtue of this Section of the Lease, become a lessee by the month and hereby agrees to pay to Lessor a Monthly Rent equal to one hundred fifty percent (150%) of the amount of (A) the Monthly Rent in effect during the last month of the term of this Lease as it may have been extended, plus (B) the one-twelfth (1/12th) payment made with Monthly Rent pursuant to the Section of this Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES." The month-to-month tenancy shall commence with the first day next after the expiration of the term of this Lease. Lessee as a month-to-month tenant shall continue to be subject to all of the conditions and covenants of this Lease. Lessee shall give to Lessor at least thirty (30) days written notice of any intention to quit the Demised Premises. Lessee shall be entitled to thirty (30) days written notice to quit the Demised Premises, except in the event of nonpayment of the modified Monthly Rent in advance, in which event Lessee shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived.

         (B) In the event Lessee holds over after the expiration of the term of the Lease or extension period thereof, and Lessor desires to' regain possession of the Demised Premises promptly at the expiration of the term of this Lease or extension period thereof, then at any time prior to Lessor's acceptance of modified Monthly Rent from Lessee as a month to month tenant hereunder, Lessor, at its option, may forthwith reenter and take possession of the Demised Premises without process, or by any legal process in force in the jurisdiction in which the Building is located.


46.      RIGHTS RESERVED BY LESSOR

         Lessor shall have the following rights, exercisable without notice to Lessee, without liability for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbances or Lessee's use or possession of the Demised Premises or giving rise to any claim for set-off, abatement of rent or otherwise:

         (A)      To change the Building's name or street address;

         (B) To affix, maintain and remove any and all signs on the exterior and interior of the Building, excluding Lessee's signage permitted or approved pursuant to the provisions of the Section of this Lease entitled "SIGNS AND ADVERTISEMENTS";

(C) To designate and approve, prior to installation, all window shades, blinds, drapes, awnings, window ventilators, lighting and other similar equipment to be installed by Lessee that may be visible from the exterior of the Demised Premises or the Building;

         (D) To decorate and make repairs, alterations, additions and improvements, whether structural or otherwise, in, to and about the Building and any part thereof, and, during the continuance of any of such work, but otherwise subject to the provisions of Subsection (C) of the Section of this Lease entitled "SERVICES AND UTILITIES", to temporarily close doors, entry ways, and common areas in the Building and to interrupt or temporarily suspend Building services and facilities, all without affecting Lessee's obligations hereunder, so long as the Demised Premises remain tenantable;

(E) To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided Lessee is not thereby excluded from uses expressly permitted herein;

         (F) To alter, relocate, reconfigure and reduce the common areas of the Building, as long as the Demised Premises remains reasonably accessible, the resulting condition does not reduce availability to Lessee of off street parking in the Building, and any such action affecting a common area located within the Building does not materially, adversely and permanently affect or alter the Building's image as a first class office building situated within the central business district of Washington, D.C.; and

         (G) To alter, relocate, reconfigure, reduce and withdraw the common areas located outside the Building, as long as the Building, including the off street parking facility within the Building, remains reasonably accessible and any such action affecting a common area located outside the Building does not materially, adversely and materially affect or alter the Building's image as a first class office building situated within the central business district of Washington, D. C.

47.       COVENANTS OF LESSOR

         Lessor covenants that it has the right to make this Lease for the term of the I-ease aforesaid. Further Lessor covenants that if Lessee shall pay the rent and shall perform all of the covenants, agreements and conditions specified in this Lease to be performed by Lessee , Lessee shall, for the term of the Lease, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Lessor, its agents or employees. Entry in the Demised Premises for inspections, repairs, alterations, improvements and installations by Lessor, its agents, employees or contractors pursuant to the Section of this Lease entitled "INSPECTIONS, REPAIRS AND INSTALLATIONS" and the exercise by Lessor of Lessor's rights reserved in the Section of this Lease entitled "RIGHTS RESERVED BY LESSOR" shall not constitute a breach by Lessor of this covenant. In addition, planned activities of Lessor, whether in the form of renovation, redecoration or rehabilitation of any area of the Building, including the lobby, and any of the surrounding public spaces by Lessor or in the form of organized activities, public or private, shall not be deemed violation by Lessor of Lessor's covenant of quiet enjoyment benefitting Lessee.


48.        LIEN FOR RENT

In consideration of the mutual benefits arising under this Lease, Lessee hereby grants to Lessor a lien on all property of Lessee now or hereafter placed in or upon the Demised Premises (except such part of any property as may be exchanged, replaced, or sold from time to time in the ordinary course of business operations or trade of Lessee), and such property shall be. and remain subject to such lien of Lessor for payment of all rent and other sums agreed to be paid by Lessee herein. Said lien shall be in addition to and cumulative upon Lessor's liens provided by law. Said lien shall be second in priority to the rights of any lessor of, or the mortgagee of, any equipment or personal property under any equipment lease or mortgage, the rights of the seller under any conditional sales contract, or the rights of the lender under any leasehold mortgage consented to by Lessor. Lessee shall reimburse to Lessor, as additional rent, all costs and expenses, including reasonable attorney's fees, which Lessor incurs by reason of or in connection with any request for waiver of Lessor's lien hereunder or enforcement of Lessor's rights hereunder, such costs and expenses to be due and payable within fifteen (15) days of receipt of a statement of such costs and expenses from Lessor.


49.      RULE AGAINST PERPETUITIES

If and to the extent that this Lease would, in the absence of the limitation imposed by this Section, be invalid or unenforceable as being in violation of the rule against perpetuity or any other rule of law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Lease, this Lease and any and all options, rights and privileges granted to Lessee thereunder, or in connection therewith shall terminate if not previously terminated, on the date which is twenty-one
     (21) years after the death of the last heir or issue, who are lives in being as of the date of this Lease, of the following named persons: Oliver
     T. Carr, Jr. and George H. Beuchert, Jr.


50.      GENDER

         Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions.

51.      BENEFIT AND BURDEN

         (A) The terms and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective representatives, successors and permitted assigns. Lessor may freely and fully assign its interest hereunder. In the event of any sale or transfer of the Building by operation of law or otherwise by the party named as Lessor hereunder (or any subsequent successor, transferee or assignee), then said party, whose interest is thus sold or transferred shall be and is completely released and forever discharged from and with respect to all covenants, obligations and liabilities as Lessor hereunder after the date of such sale or transfer. It being understood and agreed in such event that the person succeeding to Lessor's ownership shall thereupon and thereafter assume, perform and observe any and all of such covenants and obligations of Lessor.

(B) In the event Lessor shall be in default under this Lease, and if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment against the right, title and interest of Lessor in the Building as the same may then be constituted and encumbered and Lessor shall not be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor other than its interests in the Building.


52.      BANKRUPTCY

         If Lessee or any guarantor of this Lease becomes bankrupt or insolvent, or files any debtor proceedings, or if Lessee or any guarantor takes or has taken against it in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, then this Lease shall terminate and Lessor, in addition to any other rights or remedies it may have, shall have the immediate right of reentry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.


53.       SAVINGS CLAUSE

         If any provision of this Lease or the application thereof to any person or circumstance is to any extent held invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby, and each provision of the Lease shall be valid and enforced to the fullest extent permitted by law.


54.       CORPORATE LESSEE

         If Lessee is or will be a corporation, the persons executing this Lease on behalf of Lessee hereby consent, represent and warrant that Lessee is a duly incorporated or a duly qualified (if a foreign corporation) corporation and authorized to do business in the District of Columbia; and that the person or persons executing this Lease on behalf of Lessee is an officer or are officers of Lessee, and that he or they as such officers are duly authorized to sign and execute this Lease. Upon request of Lessor to Lessee, Lessee shall deliver to Lessor documentation satisfactory to Lessor evidencing Lessee's compliance with the provisions of this Section. Further, Lessee agrees to promptly execute all necessary and reasonable applications or documents confirming such registration as requested by Lessor or its representatives, required by the jurisdiction in which the Building is located to permit the issuance of necessary permits and certificates for Lessee's use and occupancy of the Demised Premises. Any delay or failure by Lessee in submitting such application or document so executed shall not serve to delay the Commencement Date or delay or waive Lessee's obligations to pay rent hereunder.





55.        JOINT AND SEVERAL LIABILITY

         If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof ) shall sign this Lease as Lessee, the liability of each of them shall be joint and several. In like manner, if Lessee is a partnership or other business association the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each individual who was, is or becomes a member of such partnership or association at any time from the date of execution of this Lease to and' including the expiration or earlier termination of the term of this Lease, shall be joint and several.


56.        FINANCIAL INFORMATION

         In connection with the sale of the Building by Lessor and in connection with the placement of financing to be secured by Lessor's interest in the Building, Lessee agrees (a) that Lessor shall be permitted to obtain from time to time current Dunn & Bradstreet report on Lessee, and (b) to provide to Lessor within fifteen (15) days after receipt of written notice from Lessor, a list of Lessee's present references for financial institutions in which Lessee maintains its operating accounts, which list shall contain a reference to at least one (1) of Lessee's primary banking relationships in the United States, and gross revenue statements for Lessee's two (2) immediately preceding completed fiscal years, as well as a statement of estimated gross revenues for the current fiscal year. All financial information of Lessee shall be certified by a corporate officer of Lessee or managing partner of Lessee, as applicable, as true and correct in all material respects.


57.      COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990

         (A) Except as noted in Subsection (B) of this Section below, Lessor shall be generally responsible for ensuring, throughout the term of the Lease and any extension thereof, that all common areas of the Building, all elevators (including elevator call buttons, lights and bells), all bathrooms in the Building located within the perimeter of core area on each floor (exclusive of any private bathrooms within premises leased to tenants including within the Demised Premises) and all suite entrance doors opening into the Demised Premises satisfy the requirements of the Americans with Disabilities Act of 1990, 42 U.S.C. ss. 12101 et seq. ("ADA"). Except as noted in Subsection (B) below of this Section. Lessor shall indemnify Lessee and hold Lessee harmless from and against any loss, cost or damage (including reasonable attorneys' fees) resulting from any claim, complaint, action, order, directive, decree or finding that any of the common areas of the Building, any bathroom in the Building including those within the Demised Premises, or any suite entrance door opening into the Demised Premises does not satisfy the requirements of the ADA.

         (B) Lessee shall be responsible for ensuring that in making any Alterations these Alterations are constructed, installed or fabricated in a manner that satisfies the requirements of the ADA. Alterations made by Lessee to areas or facilities of the Building otherwise falling under the responsibility of Lessor as noted in Subsection (A) above shall be made in accordance with ADA and Lessor shall have no obligation to subsequently retrofit or correct any Alterations not in compliance with ADA. Construction, installation or fabrication of Alterations by Lessee shall not serve to obligate Lessee to undertake modifications to common areas of the Building or base building systems unless as part of such Alterations Lessee modifies such common areas or base building systems as part of its Alterations. By example, if Lessee elects to install wall coverings in an elevator lobby serving a floor within or on which a portion of the Demised Premises is located, Lessee shall have no obligation to modify base building hardware, elevator calls, buttons and the like. If however Lessee elects to replace base building hardware, then any replacement equipment installed by Lessee must be compliant with ADA. Lessee shall indemnify Lessor and hold Lessor harmless from and against any loss, cost or damage (including reasonable attorneys' fees) resulting from any claim, complaint, action, order, directive, decree or finding that any Alterations do not satisfy the requirements of the ADA. Where any of Lessor's activities within the Building or any of Lessee's activities in or about. the Demised Premises trigger "path of travel" requirements under the ADA, the party whose activities trigger such requirements shall be responsible for satisfying such requirements.


58.      GOVERNING LAW

This Lease and the rights and obligations of Lessor and Lessee hereunder shall be governed by the laws of the jurisdiction in which the Building is located.


59.      BUSINESS DAY/WORKING DAY

         The terms "business day" and "working day" are terms describing each calendar day Monday through Friday except any holiday identified specifically or generically in the Section of this Lease entitled, "SERVICES AND UTILITIES" falling on one of such calendar days:


60.      ENTIRE AGREEMENT

         This Lease, together with Exhibits A-1, A-2, A-3. B C, D. D-1, D-2, D-3, D-4, E and F attached hereto and made a part hereof, and the Conditional Termination of Lease Agreement, contain and embody the entire agreement of the parties hereto. No representations, inducements, or agreements, oral or otherwise, between the parties not contained and embodied in this Lease. including said Exhibits and the Conditional Termination of Lease Agreement shall be of any force or effect, and the same may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be signed in their names by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by its terms and provisions.

                                      (Signatures Appear on Following Pages)

LESSOR:



By: /sig/ George H. Beuchert Jr. (SEAL)
George Beuchert, Jr., Trustee
with respect to Lot 833





DISTRICT OF COLUMBIA, to wit:

         I, , a Notary Public in and for the aforesaid District, do hereby certify that George H. Beuchert, Jr., Trustee, who is personally well known to me as the person who executed the foregoing and annexed Lease, dated the 31st day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Lease to be his act and deed, and delivered the same as such.

         GIVEN under my hand and seal this 31st day of March 1997.




/sig/
                               Notary Public, D.C.

[SEAL]

My commission expires: 8/31/97

LESSOR:

By: /s/ Thomas J. Egan (SEAL)
Thomas J. Egan, Trustee
with respect to Lot 833

DISTRICT OF COLUMBIA, to wit:

I, _______________________, a Notary Public in and for the aforesaid District, do hereby certify that Thomas J. Egan, Trustee, who is personally well known to me as the person who executed the foregoing and annexed Lease, dated the 31st, day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Lease to be his act and deed, and delivered the same as such.

         GIVEN under my hand and seal this 31st day of March, 1997.



Notary Public, D.C.


[SEAL ]

My commission expires:

LESSOR:

By: (SEAL)
Oliver T. Carr, Jr., Trustee
with respect to Lot 835, 836, 852
and 856



DISTRICT OF COLUMBIA, to wit:

         I, Olivia M. Kerr , a Notary Public in and for the aforesaid District, do hereby certify that Oliver T. Carr, Jr., Trustee, who is personally well known to me as the person who executed the foregoing and annexed Lease, dated the,31st day of March , 1997, as Lessor, personally appeared before me in said District and acknowledged said- Lease to be his act and deed, and delivered the same as such.

         GIVEN under my hand and seal this 31st day of April, 1997.


                               /si/ Olivia M. Kerr
                               Notary Public, D.C.

[SEAL]

My commission expires:  MY COMMISSION EXPIRES
                                     NOVEMBER 30, 2001

LESSOR:



By:
William Joseph H. Smith, Trustee
with respect to Lot 835, 836,
852 and 856



DISTRICT OF COLUMBIA, to wit:

         I, , a Notary Public in and for the aforesaid District, do hereby certify that William Joseph H. Smith, Trustee, who is personally well known to me as the person who executed the foregoing and annexed Lease, dated the 31st day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said I-ease to be his act and deed, and delivered the same as such.

         GIVEN under my hand and seal this 31st day of March, 1997.



/sig/
Notary Public, D.C.

[SEAL]

My commission expires:  8/31/97

                                      LESSOR:

                                     THE KIPLINGER WASHINGTON EDITORS, INC.,
Attest:                              Trustee, with respect to Lot 855

/s/ Janice K.                        By:/s/ Corbin M. Wilkes            (SEAL)
Name:  Janice K.                     Name:  Corbin M. Wilkes
Title: Asst. Secretary                     Title:    Vice President for Finance

         (Corporate Seal)

DISTRICT OF COLUMBIA, to wit:

         I, Sharon S. Tucker, a Notary Public in and for the aforesaid District, do hereby certify thatCorbin M. Wilkes, who is personally well known to me as the person who executed the foregoing and annexed Lease, dated the 31st day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Lease to be his act and deed, and delivered the same as such.

         GIVEN under my hand and seal this 31st day of March , 1997.

Notary Public, D.C.

[SEAL]

My commission expires: 8/31/01

LESSEE:

Attest: PUTNAM, HAYES & BARTLETT, INC.


_________________________ By: /s/ William E. Dickenson
Name: Name: William E. Dickenson
Title: Title: President & CEO

         (Corporate Seal)

District of Columbia      )_
                               )    ss:
                           --)-


         I, Elizabeth W. Trimber, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that.William E. Dickenson, who is personally well known to be the person who executed the foregoing and Lease, dated the 31st day of March, 1997 on behalf of Lessee, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Lease to be the act and deed of Putnam, Hayes & Bartlett, Inc., and delivered the same as such.

          GIVEN under my hand and seal this 7th day of April, 1997.


/s/ Elizabeth W. Trimber
Notary Public

My commission expires:     Elizabeth W. Trimber
                                          Notary Public
                                     District of Columbia
                           My Commission Expires Dec 14, 1997
[SEAL]

LESSEE;

Attest: PUTNAM, HAYES & BARTLETT, INC.


                                      By:      /s/ William E. Dickenson
Name:                                            Name:  William E. Dickenson
Title:                                             Title:  President & CEO



         I, Elizabeth W. Trimber, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that.William E. Dickenson, who is personally well known to be the person who executed the foregoing and Lease, dated the 31st day of March, 1997 on behalf of Lessee, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Lease to be the act and deed of Putnam, Hayes & Bartlett, Inc., and delivered the same as such.

          GIVEN under my hand and seal this 7th day of April, 1997.


                                              /s/ Elizabeth W. Trimber
                                                    Notary Public

My commission expires:     Elizabeth W. Trimber
                                          Notary Public
                                     District of Columbia
                           My Commission Expires Dec 14, 1997
[SEAL]

                                                   EXHIBIT "A-1"

                                           FLOOR PLAN, DEMISED PREMISES

Exhibit A-1:

         1. Diagram of floorplan of sixth floor of 1776 Eye Street, NW indicating that there is 22,558 square feet or rentable space.


         2. Diagram of floorplan of fifth floor of 1776 Eye Street, NW indicating that there is 22,558 square feet or rentable space.

                                                   EXHIBIT "A-2"

                                          FLOOR PLAN, EXPANSION SPACE ONE

Exhibit A-2:

         1. Diagram of floorplan of seveth floor of 1776 Eye Street, NW indicating that there is 22,558 square feet or rentable space.

                                                   EXHIBIT "A-3"

                                          FLOOR PLAN, EXPANSION SPACE TWO

Exhibit A-3:

         1. Diagram of floor plan of seventh floor of 1776 Eye Street, NW indicating that there is 22,558 square feet or rentable space.

                                                   EXHIBIT "B"

                                          SPECIFICATIONS FOR OFFICE SPACE

         The following items are considered Building Standard for insurance purposes and for purposes of any restoration obligations of Lessee at the end of the term.

          1. Partitioning: Adequate interior partitioning to replace Lessee's existing design. This partitioning is to be constructed of 21/2" steel studs, and 1/2" gypsum wallboard, floor to ceiling.

         2. Painting: Standard latex paint in standard building colors.

         3.       Ceiling: Acoustical tile ceiling.

         4.       Doors:   One  exterior  door  and  frame  per  suite,   to  be
                  constructed of solid wood. One complete interior door and frame with hardware will be provided on a ratio of one door per 150 square feet of rentable area. Interior doors will be wood with a painted finish, with painted metal frames.

         5.       Window  Covering:   Building  standard  blinds   substantially
                  similar to those theretofore in use.

         6.       Floor    Covering:    Building    standard   floor   coverings
                  substantially similar to those theretofore in use.

         7. Lighting: Fully recessed fluorescent light fixtures with glare reducing diffusers, in amounts to provide adequate lighting at desk level.

         8. Telephone and Electrical Outlets: One 120 V duplex wall electrical outlet per 150 square feet of rentable space, and one telephone wall outlet per 200 square feet of rentable space.

         9. Heating and Cooling System: Lessor will provide base-building standard heating and cooling equipment for normal office use.

                                                    EXHIBIT "C"

                                               RULES AND REGULATIONS

         (1) The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any Lessee shall not be obstructed or encumbered by any Lessee or used for any purpose other than ingress and egress to and from the Demised Premises. Lessor shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the Lessees, in such a manner as Lessor reasonably deems best for the benefit of the Lessees generally. No Lessee shall permit the visit to the Demised Premises of persons in such numbers 'or under such conditions as to interfere with the use and enjoyment by other
Lessees of the entrances, corridors, elevators and other public portions or facilities of the Building.

         (2) No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Lessor. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises, without the prior written consent of the Lessor. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Lessor.

         (3) Except as otherwise provided for in the body of this Lease, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Lessee on any part of the outside or inside of the Demised Premises or Building without the prior written consent of the Lessor.

         (4) No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of the Lessor.

         (5) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose servants, employees, agents, visitors or licensees, have caused the same.

(6) Except as otherwise provided for in the body of this Lease, there shall be no marking, painting, drilling into or in any way defacing any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted without the prior written consent of Lessor, which shall not be unreasonably withheld. Lessee shall not construct, maintain, use or operate within the Demised Premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system.

         (7) No bicycles, vehicles or animals other than those assisting disabled persons, birds or pets of any kind shall be brought into or kept in or about the Demised Premises, and no cooking shall cause or permit any unusual or objectionable odors to permeate from the Demised Premises.

         (8) No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

(9) No Lessee shall make. or permit to be made. any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises of those having business with them whether by the use of any musical instrument, radio, talking machine, whistling, singing, or in any other way. No Lessee shall throw anything out of the doors or windows or down the corridors or stairs.

         (10) No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the Demised Premises, except in such quantities and for such purposes as customary in general office use.

(11) Except with Lessor's prior written consent, but subject to governmental restrictions applicable to Lessee and the operation of its business in the Demised Premises, no additional locks or bolts of any kind shall be placed upon any of the doors, or windows by any Lessee, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each Lessee shall, upon the termination of its tenancy, restore to Lessor all keys to stores, offices, storage and toilet rooms either furnished to or otherwise procured by such Lessee, and in the event of the loss of any keys, so furnished, such Lessee shall pay to the Lessor the cost thereof.

         (12) All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Lessor or its agent may reasonably determine from time to time. The Lessor reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

         (13) Any person employed by any Lessee to do janitor work within the Demised Premises must obtain Lessor's consent and such person shall, while in the Building and outside of said Demised Premises, comply with all instructions issued by the Superintendent of the Building. Lessee shall not independently engage or pay. any employees of Landlord or Landlord's agent to perform work in the Demised Premises.

         (14) The Lessor reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the building management or watchman on duty. Lessor may at his option require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Saturday, Sundays and legal holidays to register. Each Lessee shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to the Lessor for ail acts of such persons.

         (15) The premises shall not be used for lodging or for any immoral or illegal purpose.

         (16) Each Lessee, before closing and leaving the Demised Premises at any time, shall make reasonable efforts to see that all lights are turned off.

         (17) The requirements of Lessee will be attended to only upon application at the office of the Building. Employees shall not perform any work or do anything outside of the regular duties, unless under special instruction from the management of the Building.

         (18) Canvassing, soliciting and peddling in the Building is prohibited and each Lessee shall cooperate to prevent the same.

         (19) No plumbing or electrical fixtures shall be installed by any Lessee.

         (20) There shall not be used in any space, or in the public halls of the Building, either by any Lessee or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sole guards.

         (21) Access plates to underfloor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates. Where Lessee elects not to provide removable plates in their carpet for access into the underfloor duct system, it shall be the Lessee's responsibility to pay for the removal and replacement of the carpet for any access needed into the duct system at any time in the future.

         (22) Mats, trash or other objects shall not be placed in the public corridors.

         (23) Except as otherwise noted in Exhibit "E", the Lessor does not maintain or clean suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, the Lessor will arrange for the work to be done at the Lessee's expense.

         (24) Drapes installed by the Lessee for their use which are visible from the exterior of the Building must be approved by Lessor in writing and be cleaned by the Lessee.

         (25) The Lessor will furnish and install light bulbs for the Building standard fluorescent or incandescent fixtures only. For special fixtures, the Lessee will stock his own bulbs. which will be installed by the Lessor when so requested by the Lessee.

         (26) The Lessor may upon request by any lessee, waive the compliance by such lessee of any of the foregoing Rules and Regulations, provided that (i) no waiver shall be effective unless signed by Lessor or Lessor's authorized agent;
(ii) any such waiver shall not relieve such lessee from the obligation to comply with such rule or regulation in the future unless expressly consented to by Lessor; and (iii) no waiver granted to any lessee shall relieve any other lessee from the obligation of complying with the foregoing Rules and Regulations unless such other lessee has received a similar waiver in writing from Lessor.

                                                    EXHIBIT "D"

                                  DECLARATION AS TO DATE OF LEASE WITH REGARD TO
                                                 ORIGINAL PREMISES

Attached to and made a part of the  Lease,  dated the 31st day of  March,  1997, entered into by and between George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Jr., Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, acting collectively as trustees on behalf of the beneficial owner, The Greystone Square 127 Associates, a District of Columbia limited partnership, (collectively the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called "Lessee.

         Lessor and Lessee do hereby declare and evidence that possession of the Original Premises was accepted by Lessee in its "as is" condition on the 7th day of April, 1997. The Lease is now in full force and effect with regard to the Additional Premises. For the purpose of this Lease, Commencement Date 1 is established as beginning on the 1st day of January, 1997, and the Rent Commencement Date I is established as the lst day of January, 1997. As of the date of delivery and acceptance of possession of the Original Premises as herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.

Lessee, if a corporation, states that its registered agent in the District of Columbia is M. E. Burton, having an address at Suite 500, 1776 Eye Street, N.W., Washington, D.C. 20006, and that it is a corporation in good standing in the District of Columbia.

                                                              LESSOR:


____________________(SEAL)             /s/ George H. Beuchert, Jr.
                                              George H. Beuchert, Jr.,
                                            Trustee
                                           with respect to Lot 833

_______________________(SEAL)               /s/ Thomas J. Egan_______
                                                     Thomas J. Egan, Trustee
                                                     with respect to Lot 833


_______________________(SEAL)               /s/ Oliver T. Carr, Jr.________
                                               Oliver T. Carr, Jr., Trustee
                                             with respect to Lots 835, 836, 852

                        :
_______________________(SEAL)               /s/ William Joseph H. Smith___
                                              William Joseph H. Smith, Trustee
                                       with respect to Lot 835, 836, 852 and 856


Attest:                                            THE KIPLINGER WASHINGTON
                                                   EDITORS, INC., Trustee, with
                                                   respect to Lot 855


/s/                                                /s/ Corbin M. Wilkes
Name:                                              Name:    Corbin M. Wilkes
Title:                                       Title:   Vice President for Finance


         (Corporate Seal)

                                               LESSEE:
Attest:                                          Putnam, Hayes & Bartlett, Inc.
                                                 By: /s/ William E. Dickenson
Name:                                                Name: William E. Dickenson
Title:                                                 Title: President & CEO

(Corporate Seal)

LESSEE:

Attest: Putnam, Hayes & Bartlett, Inc.


/s/ Barbara J. Levine                         By: /s/ William E. Dickenson
Name:  Barbara J. Levine                      Name: William E. Dickenson
Title:  Corporate Counsel                        Title: President & CEO
         and Clerk

(Corporate Seal)

                                                   EXHIBIT "D-1"

                                        DECLARATION AS TO DATE OF DELIVERY
                                          AND ACCEPTANCE OF POSSESSION OF
                                                ADDITIONAL PREMISES

         Attached to and made a part of the Lease, dated the 31st day of March, 1997, entered into by and between George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Jr., Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, acting collectively as trustees on behalf of the beneficial owner, The Greystone Square 127 Associates, a District of Columbia limited partnership, (collectively the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called "Lessee."

         Lessor and Lessee do hereby declare and evidence that possession of the Additional Premises was accepted by Lessee in its "as is" condition on the day of 19 . The Lease is now in full force and effect with regard to the Additional Premises. For the purpose of this Lease, Commencement Date 2 is established as beginning on the _ day of ____19 , and the Rent Commencement Date 2 is established as_________, 19__. As of the date of delivery and acceptance of possession of the Additional Premises as herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.

Lessee, if a corporation, states that its registered agent in the District of Columbia is ________________________________________, having an address at and that it is a corporation in good standing in the District of Columbia.

LESSOR:



____________________(SEAL) _____________________________
George H. Beuchert, Jr.,
Trustee
with respect to Lot 833

___________________________(SEAL)      _______________________
                                                     Thomas J. Egan, Trustee
                                                     with respect to Lot 833

___________________________(SEAL)           ________________________________
                                                Oliver T. Carr, Jr.. Trustee
                                      with respect to Lots 835, 836. 852 and 856

___________________________(SEAL)           ________________________________
                                                William Joseph H. Smith, Trustee
                                       with respect to Lot 835, 836, 852 and 856


Attest:                                        THE KIPLINGER WASHINGTON
                                               EDITORS, INC., Trustee, with
                                               respect to Lot 855
---------------------------                     ------------------------------
Name:                                                          Name:
Title:                                                         Title:


      (Corporate Seal)

                                                     LESSEE:

Attest:                                           Putnam, Hayes & Bartlett, Inc.



_______________________                     By:___________________________
Name:                                                     Name:
Title:                                                    Title:

(Corporate Seal)

                                                   EXHIBIT "D-2"

                                        DECLARATION AS TO DATE OF DELIVERY
                                          AND ACCEPTANCE OF POSSESSION OF
                                                EXPANSION SPACE ONE

Attached to and made a part of the  Lease,  dated the 31st day of  March,  1997, entered into by and between George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Jr., Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, acting collectively as trustees on behalf of the beneficial owner, The Greystone Square 127 Associates, a District of Columbia limited partnership, (collectively the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called "Lessee."

         Lessor and Lessee do hereby declare and evidence that possession of the Expansion Space One, containing approximately square feet of rentable area, was accepted by Lessee in its "as is" condition on the_________ day of_______________ , 19____. The Lease is now in full force and effect with regard to Expansion Space One. For the purpose of this Lease, Expansion Space One Commencement Date is established as beginning on the_____________day of __________, 19____. As of the date of delivery and acceptance of possession of the Expansion Space One as herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.

Lessee, if a corporation, states that its registered agent in the District of Columbia is _______________________________________________________________
     having  an  address  at________________________________,  and  that it is a corporation in good standing in the District of Columbia.

                                                              LESSOR:




____________________________(SEAL)          ______________________________
                                                George H. Beuchert, Jr., trustee
                                                        with respect to Lot 833

___________________________(SEAL)           ________________________________
                                               Thomas J. Egan, Trustee
                                              with respect to Lot 833

___________________________(SEAL)           ________________________________
                                                 Oliver T. Carr, Jr.. Trustee
                                      with respect to Lots 835, 836. 852 and 856

___________________________(SEAL)           ________________________________
                                                William Joseph H. Smith, Trustee
                                      with respect to Lot 835, 836, 852 and 856


Attest:                                               THE KIPLINGER WASHINGTON
                                                   EDITORS, INC., Trustee, with
                                                             respect to Lot 855

---------------------------                     ------------------------------
Name:                                                          Name:
Title:                                                         Title:


(Corporate Seal)

                                                      LESSEE:

Attest:                                           Putnam, Hayes & Bartlett, Inc.


_________________________           By:_________________________________
Name:                                                     Name:
Title:                                                    Title:

(Corporate Seal)

                                                   EXHIBIT "D-3"

                                        DECLARATION AS TO DATE OF DELIVERY
                                          AND ACCEPTANCE OF POSSESSION OF
                                                EXPANSION SPACE TWO

         Attached to and made a part of the Lease, dated the 31st day of March, 1997, entered into by and between George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Jr., Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, acting collectively as trustees on behalf of the beneficial owner, The Greystone Square 127 Associates, a District of Columbia limited partnership, (collectively 'the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called " Lessee. "

Lessor and Lessee do hereby declare and evidence that possession of the Expansion SpaceTwo was accepted by Lessee in its "as is" condition on the_______day of___________, 20___. The Lease is now in full force and effect with regard to Expansion Space Two. For the purpose of this Lease, Expansion Space Two Commencement Date is established as beginning on the day of__________, 20___. As of the date of delivery and acceptance of possession of the Expansion Space -Two as -herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.


Lessee, if a corporation,  states that its  registered  agent in the District of
     Columbia   is   _____________________________________________,   having  an
     address  at  ______________________________________,   and  that  it  is  a
     corporation in good standing in the District of Columbia.

                                                              LESSOR:


______________________(SEAL)                         ___________________________
                                                       George H. Beuchert, Jr.,
                                                         Trustee
                                                        with respect to Lot 833

___________________________(SEAL)           ________________________________
                                                         Thomas J. Egan, Trustee
                                                        with respect to Lot 833

___________________________(SEAL)           ________________________________
                                                    Oliver T. Carr, Jr.. Trustee
                                      with respect to Lots 835, 836. 852 and 856

___________________________(SEAL)           ________________________________
                                                William Joseph H. Smith, Trustee
                                    with respect to Lot 835, 836, 852 and 856


Attest:                                               THE KIPLINGER WASHINGTON
                                                  EDITORS, INC., Trustee, with
                                                      respect to Lot 855

---------------------------                    ------------------------------
Name:                                                          Name:
Title:                                                         Title:


(Corporate Seal)

                                                      LESSEE:

Attest:                                           Putnam, Hayes & Bartlett, Inc.


_________________________           By:_________________________________
Name:                                                     Name:
Title:                                                    Title:

(Corporate Seal)

                                                   EXHIBIT "D-4"

                                        DECLARATION AS TO DATE OF DELIVERY
                                          AND ACCEPTANCE OF POSSESSION OF
                                                A NEGOTIATION AREA

         Attached to and made a part of the Lease, dated the 31st day of March, 1997, entered into by and between George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Jr., Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, acting collectively as trustees on behalf of the beneficial owner, The Greystone Square 127 Associates, a District of Columbia limited partnership, (collectively -the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called "Lessee."

         Lessor and Lessee do hereby declare and evidence that possession of a Negotiation Area One, containing approximately ________ square feet of rentable area, was accepted by Lessee in its "as is" condition on the______ day of ____________, _______. The Lease is now in full force and effect with regard to this Negotiation Area. For the purpose of this Lease, the commencement date of this Lease with regard to this Negotiation Area of this Lease with regard to this Negotiation Area is established as beginning on the __________ day of ___________, ___. As of the date of delivery and acceptance of possession of this Negotiation Area as herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.

         Lessee,  if a  corporation,  states  that its  registered  agent in the
District                   of                    Columbia                    is,
__________________________________________________________,  having  an  address
__________________________________  at and  that  it is a  corporation  in  good standing in the District of Columbia.

                                                              LESSOR:



______________________(SEAL)                         ___________________________
                                                       George H. Beuchert, Jr.,
                                                      Trustee
                                                      with respect to Lot 833

___________________________(SEAL)           ________________________________
                                                         Thomas J. Egan, Trustee
                                                       with respect to Lot 833

___________________________(SEAL)           ________________________________
                                                  Oliver T. Carr, Jr.. Trustee
                                     with respect to Lots 835, 836. 852 and 856

___________________________(SEAL)          ________________________________
                                                William Joseph H. Smith, Trustee
                                       with respect to Lot 835, 836, 852 and 856


Attest:                                                THE KIPLINGER WASHINGTON
                                                   EDITORS, INC., Trustee, with
                                                             respect to Lot 855

---------------------------                      ------------------------------
Name:                                                          Name:
Title:                                                         Title:


(Corporate Seal)

                                                      LESSEE:

Attest:                                         Putnam, Hayes & Bartlett, Inc.


_________________________           By:_________________________________
Name:                                                     Name:
Title:                                                    Title:

(Corporate Seal)

                                    EXHIBIT F

               SUBORDINATION, ATTORNMENT NON-DISTURBANCE AGREEMENT


THIS SUBORDINATION,  ATTORNMENT AND NON-DISTURBANCE  AGREEMENT (the "Agreement")
     is made as of the ___ day of______________19__, by and among AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation, ("Lender"),____________________, a ________________ ("Landlord"),
     and_______________ a __________________("Tenant").


                                              RECITALS

         A. Tenant has entered into that certain Lease dated__________, 19___, (the "Lease"), with the I Landlord, leasing certain office Space (the "Premises in the building located at____________(the "Building") and more particularly described in Exhibit A attached hereto.

         B. Leader is the holder of a certain Promissory Note in the amount of (the "Notes"), which Note is secured by a certain Deed of Trust and Security Agreement dated , 19 (as the- same may have been and may hereafter be amended from time to time (the "Deed of Trust") an the property described therein (the "Property"), and recorded on , 19___, in the land records of (the *Land
Records'), as Instrument No. ___________ [or in Deed Book_________ at Page_________].

C. Tenant desires to be assured of the continued use and occupancy of the Premises under the terms of the Lease.

         D. Lender agrees to such continued use and occupancy by Tenant provided that by these presents Tenant agrees to recognize and attorn to Lender or a purchaser in the event of foreclosure or delivery of a deed in lieu of foreclosure and to subordinate any and all rights or interest of Tenant in the Property pursuant to the terms of the Lease to the lien of the Deed of Trust.

         NOW, THEREFORE,  in consideration of the premises herein and the sum of
Ten  Dollars  ($10.00),   the  receipt  and  sufficiency  of  which  are  hereby
acknowledged, the parties hereto covenant and agree as follows:

         1. Actions and Proceedings and Quiet Enjoyment. In the event an action is commenced to foreclose the Deed of trust or to pursue any of the remedies under the Deed of Trust or other Loan Documents (as such term is defined in the Deed of Trust) or Lender should otherwise come into possession of the Property (such actions, proceedings, or events, collectively, the 'Proceedings'). Lender will not join Tenant in such Proceedings, unless required by statute, and will not disturb the use and occupancy of Tenant under the Lease so long as Tenant is not in, default or does not default under any of the terms covenants, or conditions of the Lease and has not paid any rent more than one month in advance, except as required by the Lease.

         2. Subordination of Lease. Tenant covenants and agrees with Lender that the Lease shall at all times be and remain. subject and subordinate in ties and in right to the lien of the Deed of Trust. all modifications and extensions of the Deed of Trust and all of the rights of Lender thereunder.

         3. Subordination of Rights to Insurance Proceeds and Condemnation Awards. Tenant hereby agrees to and hereby does subordinate all rights it may have as Tenant to all insurance proceeds and condemnation awards with respect to the Property and hereby assigns to Under all its right, title and Interest, if any, in and to such proceeds and awards.

         4. Attornment If Lender or any future beneficiary of the Deed of Trust becomes the owner of the Property or any part thereof by reason of the enforcement of the Deed of Trust or otherwise, or if the Property is sold as a result of any action or proceeding to enforce the Deed of Trust, the Lease shall continue in full force and effect (without necessity for executing any new lease) as a direct lease between Tenant and the then owner of the Property (die then owner of the Property being hereinafter called *Substitute Landlord"), upon all of the same terms, covenants and provisions as those contained in the Lease, and in such event:

                 (a) Tenant shall be bound to Substitute Landlord under all of the terms covenants and provisions of the Lease and Tenant hereby agrees to attorn to Substitute Landlord and to recognize Substitute I Landlord as landlord under the Lease, such attornment to be self-operative and self-executing; and

                  (b) Substitute Landlord shall be bound co Tenant under all of the terms, covenants and provisions of the Lease, and by acquiring title to the Property hereby agrees to assume and perform the landlord's obligation under the Lease until the resale or other disposition of its interest by Substitute Landlord; and Tenant shall. from and after the date Substitute Landlord succeeds to the interest of Landlord under the Lease have the same rights and remedies against Substitute Landlord for the breach of any covenant contained in the Lease that Tenant would have had under the Lease against Landlord if Substitute Landlord had not succeeded to the interest of Landlord, provided, however, chat Substitute landlord shall not be:

(i)  liable for any act or omission of any prior landlord (including  Landlord);
     or

(ii) bound by any fixed annual rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord), or

(iii) bound by any amendment or modification of the Lease made without its consent (unless made with thc consent of Landlord, Lender and/or its successor or assign prior to Substitute Landlord's acquisition of the Property).

                 (c) Tenant hereby that any entity or person which at any time hereafter becomes the landlord under the Lease (including, without limitation, Lender or any other Substitute Landlord) shall be liable only for the performance of the obligations of landlord under the Lease which arise during the period of such entity's ownership of the Property. and shall not be liable for any obligations of the, Landlord under the Lease which arise prior to or subsequent to Lender's or any other Substitute Landlord's acquisition of ownership.

                 (d) Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder by reason of any such Proceedings.

         5. Right to Cure. So long as the Deed of Trust or any modifications or extensions thereof. shall remain unsatisfied of record, if Tenant shall give Landlord any notice with respect to a default of Landlord under die Lease which. if not cured, would permit Tenant either (a) to terminate the Lease or (b) to reduce or deduct any sums from the fixed annual rent or additional rents reserved under the Lease, Tenant agrees to give to Lender a copy of any such notice of Landlord's default and Lender shall have the right, but not the obligation, to cure any such default of Landlord as to which Tenant shall have given such notice within the same period of time, if any, as is afforded to Landlord under the Lease, and Tenant agrees not to terminate the Lease pending Lender's right to cure Landlord's default. In the event that Lender cures Landlord's default, Tenant agrees not to terminate the Lease.

         6. Non-Assumption. Tenant, by its execution hereof, is not assuming any Liability or obligation under the Deed of Trust or with respect to the indebtedness secured thereby. and Lender is not assuming any obligation under the Lease except as expressly set forth in this Agreement.

         7. Notice. All notices, demands, requests and other communications required under this Agreement shall be in writing and shall be deemed to have been property given if personally delivered or sent by a nationally recognized overnight courier or by United States certified or registered mail. return receipt requested. postage prepaid, addressed to the parry for which it is intended at its address hereinafter set forth:

         If to Lender:

                  Aid Association for Lutherans
                  4321 North Ballard Road
                  Appleton, Wisconsin  54919
                  Attention:  Investment Division


         If to Landlord:



         If to Tenant:



         8. Construction and Enforcement This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction in which the Building is located.

         9. Successors and Assigns. This Agreement shall bind, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

         10. Modification. This Agreement contains the entire agreement between the parties and cannot be changed, modified, waved or canceled except by an agreement in writing executed by the party against whom enforcement of such modification, change waiver or cancellation is sought.

         11. Effective Date. The effective date of this Agreement shall be the date on the first page hereof notwithstanding that this Agreement may have been executed on a date -nor to such date.

         12. Counterpart Originals. This Agreement may be signed in one or more counterparts, which shall constitute one document as if all parties had executed the same page.

         IN  WITNESS   WHEREOF,   the   parties   hereto  have   executed   this
Subordination, Attornment and Non-disturbance Agreement effective as of the date first above written



                                        (Signatures are on following pages)

                                                              LENDER:

Attest or Witness:                               AID ASSOCIATION FOR LUTHERANS,
                                                     a Wisconsin corporation


_________________________                   By:_________________________
                                                                      Name:
(SEAL]                                                    Title:


Attest or Witness:                                            LANDLORD:



________________________                    By:_________________________
                                                                  Name:
                                                                  Title:

(SEAL)


Attest or Witness:                                            TENANT:




_______________________                              By:________________________
                                                                  Name:
(SEAL)                                                   Title:

         Lender hereby directs the undersigned trustees under the Deed of Trust to join in the execution hereof to acknowledge the terms hereof.


                                                                       Trustee


                                                                       Trustee

                                             LENDER'S ACKNOWLEDGEMENT

STATE OF

COUNTY OF


         The foregoing Subordination, Attornment and Non-disturbance Agreement was acknowledged before me on the day of_____________19_,
by_____________________                                                       of
____________________________of_______________________________________.


GIVEN under my hand and seal this ______ of __________________,19______.


                                                     -------------------------
                                                              Notary Public

[SEAL)

My commission expires:


                                            LANDLORD'S ACKNOWLEDGEMENT

DISTRICT OF COLUMBIA to wit:

The foregoing Subordination, Attornment and Non-disturbance Agreement was acknowledgement before me on the______day of__________19_, by________________, __________ of _______________________________,
     ________________of _______________

         GIVEN under my hand and seal this day of , 19 .


                                                          ---------------------
                                                                  Notary Public

[SEAL]

My commission expires:

                                              TENANT'S ACKNOWLEDGMENT

STATE OF

COUNTY OF

         The foregoing Subordination, Attornment and Non-disturbance Agreement was acknowledged before me on the day of_____________19_,
by_____________________                                                       of
____________________________of_______________________________________.


         GIVEN     under    my    hand    and    seal     this     ______     of
__________________,19______.


                                                          ---------------------
                                                              Notary Public

[SEAL)

My commission expires

                                                     EXHIBIT A

                                                     PREMISES

                                                 (TO BE PROVIDED)

              CONDITIONAL TERMINATION OF LEASE AGREEMENT

         This Conditional Termination of Lease Agreement (the "Agreement") is made and entered into this 31st day of March, 1997, by and between George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Jr., Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, acting collectively as trustees on behalf of the beneficial owner, The Greystone Square 127 Associates, a District of Columbia limited partnership, collectively, hereinafter referred to as "Lessor," and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter referred to as "Lessee."


                                                    WITNESSETH:

         WHEREAS, by Lease Agreement dated the 8th day of July, 1988 as amended by Addendum No. 1 to Lease Agreement dated November 3, 1988 (hereinafter referred to as the "Lease"), Lessor leased to Lessee approximately 36,265 square feet of rentable area on the fifth (5th) and sixth (6th) floors of the office building situated at 1776 Eye Street, N.W., Washington, D.C. 20006 (such building hereinafter referred to as the "Building" and said rentable area hereinafter referred to as the "Demised Premises");

         WHEREAS, Lessor and Lessee have agreed to provide for the earlier termination of the term of the Lease based upon (i) Lessee's agreement to enter into a new lease with Lessor for the Demised Premises and certain additional premises located on the fifth (5th) floor of the Building (the "Additional Premises"), and (ii) the terms and conditions of this Agreement set forth below;

         WHEREAS, Lessor and Lessee desire to formally reflect the terms and conditions under which the Lease will be terminated;

         NOW, THEREFORE,  in consideration of mutual covenants contained herein,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties agree as follows:

         1. Lessor and Lessee have as of the date of this Agreement entered into a lease dated the 31st day of March, 1997 (the "Successor Lease") for the leasing by Lessee of the Demised Premises and the Additional Premises.

         2. The Lease shall be and is hereby terminated effective as of 11:59 P.M. on December 31, 1996, (such day being hereinafter referred to as the "Termination Date"). Except as otherwise provided in this Agreement, as of the Termination Date, the Lease shall be deemed to be of no further force and effect thereafter, subject to the conditions otherwise set forth herein. Lessor and Lessee, as of the Termination Date, shall be and are hereby equally released and discharged from any obligations to observe the terms and conditions of the Lease accruing after the Termination Date; provided, however, that Lessee complies with the conditions otherwise set forth herein.

         3. (A) Lessee shall remain fully obligated for all Monthly Rent (as defined in the Lease) accruing through the Termination Date under the terms of the Lease. To the extent that Lessee has paid to Lessor, pursuant to the Lease, Monthly Rent (as defined in the Lease) in excess of Monthly Rent 1 (as defined in the Successor Lease) due under the Successor Lease for any period from and after January 1, 1997, then from and after January 1, 1997, Lessor shall credit to Lessee an amount-equal to the difference between (i) the amount of Monthly Rent actually paid by Lessee for the Demised Premises pursuant to the Lease and
(ii) the amount of Monthly Rent 1 which otherwise would have been paid for the Demised Premises pursuant to the Successor Lease, with such credit being applied to the Monthly Rent 1 first due from Lessee under the Successor Lease until exhausted.

                  (B) Lessee shall remain obligated for the full amount of its proportionate share of increases in Operating Expenses and Operating Costs, as defined and set forth in the Section of the Lease entitled "RENTAL ESCALATION FOR INCREASES IN EXPENSES," accruing with respect to the entire calendar year 1996.

         4. All notices or other communications to be delivered to Lessee under the Lease or this Agreement, after the Termination Date, shall be delivered to:
(A) if to Lessor, c/o Carr Real Estate Services, Inc., Suite 700, 1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006; and (B) if to Lessee, at 1 Memorial Drive, Cambridge, Massachusetts 02142, Attention: Corporate Counsel, with a courtesy copy sent to Suite 600, 1776 Eye Street, N.W., Washington, DC 20006. Lessor's failure to deliver a courtesy copy of any notice or other communication to the Demised Premises shall not serve to void or waive the validity of any notice or communications, if such notice or communications was otherwise properly delivered to the principal address of Lessor noted alone for receipt of notices and other communications by Lessee. The party to receive notices and the place notices are to be sent for either Lessor or Lessee may be changed by notice given pursuant to the provisions of this Section.

         5. Lessor and Lessee agree to waive trial by jury in any action, proceeding or counterclaim brought by either party against the other or with respect to any matter whatsoever arising out of or in any way connected with this Agreement.

         6. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns.

         7. Notwithstanding anything to the contrary in this Agreement, if Lessee cancels the Successor Lease in accordance with the provisions of Subsections (D) or (E) of the Section of the Successor Lease entitled "TERM," then this Agreement and the termination of the Lease intended to be accomplished by this Agreement shall be deemed null and void, and of no further force and effect between Lessor and Lessee, as of the date of cancellation by Lessee of the Successor Lease, except that this Agreement shall be deemed to survive for the limited purpose of confirming Lessee's agreement and recognition that Lessee shall be liable to Lessor for the payment of any rent accruing under the Lease from and after January 1, 1997, subject however to the recognition by Lessor of a credit toward Lessee's obligation for the payment of rent under the Lease in the amount of rent paid to Lessor as "Monthly Rent" under the Successor Lease. The cancellation of the Successor Lease shall be deemed without further action to revive the Lease, as if it had never been terminated by this Agreement, and the Lease shall be deemed to continue in full force and effect. Lessee shall pay to Lessor any underpayment of Monthly Rent, Operating Expenses and Operating Costs or both which are due and owing under the Lease within thirty (30) days after receipt of notice from Lessor of the amount of rent due and owing under the Lease, subject to any credit for "Monthly Rent" paid under the Successor Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Conditional Termination of Lease Agreement to be signed and sealed in their names by their duly authorized representatives, intending to be legally bound by its terms and provisions.

                      [SIGNATURES APPEAR ON FOLLOWING PAGES]

                         LESSOR:  By:/s/George  H.  Buchert  (SEAL)  George  H .
                    Beuchert, Jr., Trustee with respect to Lot 833



DISTRICT OF COLUMBIA, to wit:

I, ____________, a Notary Public in and for the aforesaid District, do hereby certify that George H. Beuchert, Jr., Trustee, who is personally well known to me as the person who executed the foregoing and annexed Agreement, dated the day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Agreement to be his act and deed, and delivered the same as such.

     GIVEN under my hand and seal this 31st day of March, 1997.


                                                              -----------------
                                                              Notary Public, D.C

[SEAL]

My commission expires: 8/31/97

LESSOR:

By:/s/Thomas J. Egan (SEAL)
Thomas J. Egan, Trustee
with respect to Lot 833



DISTRICT OF COLUMBIA, to wit:

I, ____________, a Notary Public in and for the aforesaid District, do hereby certify that Thomas J. Egan, Trustee, who is personally well known to me as the person who executed the foregoing and annexed Agreement, dated the day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Agreement to be his act and deed, and delivered the same as such.

     GIVEN under my hand and seal this 31st day of March, 1997.


                                                              -----------------
                                                              Notary Public, D.C

[SEAL]

My commission expires: 8/31/97

























LESSOR:

By:/s/ Oliver T. Carr, Jr. (SEAL)
Oliver T. Carr, Jr., Trustee
with respect to Lots
835, 836, 852 and
856



DISTRICT OF COLUMBIA, to wit:

I, Olivia M. Kerr, a Notary Public in and for the aforesaid District, do hereby certify that Oliver T. Carr, Jr., Trustee, who is personally well known to me as the person who executed the foregoing and annexed Agreement, dated the 31st day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Agreement to be his act and deed, and delivered the same as such.

     GIVEN under my hand and seal this 3rdt day of April, 1997.


/s/ Olivia M. Kerr______________
Notary Public, D.C.

[SEAL]

My commission expires:  MY COMMISSION EXPIRES
                                    NOVEMBER 30, 2001

                    LESSOR: By:/s/ William Joseph H. Smith (SEAL) William Joseph
                    H. Smith, Trustee with respect to Lots 835, 836, 852 and 856



DISTRICT OF COLUMBIA, to wit:


         I, ________________, a Notary Public in and for the aforesaid District, do hereby certify that William Joseph H. Smith, Trustee, who is personally well known to me as the person who executed the foregoing and annexed Agreement, dated the 31st day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Agreement to be his act and deed, and delivered the same as such.

         GIVEN under my hand and seal this 31st day of March, 1997.



                    ------------------------------- Notary Public, D.C.
[SEAL]

My commission expires:  8/31/97

                                                              LESSOR:

                THE KIPLINGER WASHINGTON EDITORS, INC., Trustee,
                             with respect to Lot 855


Attest:

/s/ Janice K. Bigslow                         By:/s/ Corbin M. Wilkes___________
Name:    Janice K. Bigslow                   Name:  Corbin M. Wilkes
Title:                                        Title:  Vice President for Finance

(Corporate Seal)


DISTRICT OF COLUMBIA, to wit:

         I, Sharon A. Tucker, a Notary Public in and for the aforesaid District, do hereby certify that Corbin M. Wilkes, who is personally well known to me as the person who executed the foregoing and annexed Agreement, dated the 31st day of March, 1997, as Lessor, personally appeared before me in said District and acknowledged said Agreement to be his act and deed, and delivered the same as such.

         GIVEN under my hand and seal this day of 31st day of March , 1997.


                                                 /s/ Sharon A. Tucker_________
                                                 Notary Public, D.C.

[SEAL]

                  My commission expires:

                                                  LESSEE:
Attest:                                          Putnam, Hayes & Bartlett, Inc.


/s/ Barbara J. Levine                           By: /s/ William E. Dickenson
Name:  Barbara J. Levine                          Name: William E. Dickenson
Title:    Corporate Counsel                           Title: President & CEO
         and Clerk

(Corporate Seal)



         I, Elizabeth W. Trimber, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that William E. Dickenson, who is personally well known to me as the person who executed the foregoing and annexed Agreement, dated the 31st day of March, 1997, as Lessee, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Agreement to be the act and deed of PUTNAM, HAYES & BARTLETT, INC., and delivered the same as such.

         GIVEN under my hand and seal this 7th day of April, 1997.



                                                       /s/ Elizabeth W. Trimber
                                                        Notary Public, D.C.
[SEAL]

My commission expires:

                  Elizabeth W. Trimber
                         Notary Public
                  District of Columbia
         My Commission Expires Dec 14 1997

                                                     EXHIBIT G

                                                LANDLORD'S SERVICES

1. Landlord shall provide security personnel for the common areas of the building 24 hours a day, 365 days per year.

2. Landlord agrees to provide elevator service to the building 24 hours a day, 365 days a year with no less than five (5) passenger elevators during normal business hours except for reasonable periods of "down time" for maintenance and repairs. Access to said elevators shall be provided by Building security in the "off hours" as in other first class office buildings in the Boston/Cambridge area.

3. Landlord agrees to furnish hot and chilled water for the distribution of hot and cold air to the leased premises 24 hours a day, 365 days a year sufficient to keep the Premises at a comfortable temperature commensurate with first class office buildings in Cambridge.

4. Landlord shall provide Tenant with hot and cold water for drinking, lavatory and toilet purposes from regular building supply at reasonable temperatures. For water furnished for any other purposes, Tenant shall pay Landlord at the same rates as would have been charged by the City of Cambridge.

5. Landlord shall (a) keep and maintain in first class and workable condition (including replacement) the Building's sanitary, electrical, heating, plumbing, elevator, air conditioning and other systems, (b) provide cleaning services to the common areas of the Building, (c) keep all roadways, walkways and parking areas of the Lot clean and lit, and remove all snow and ice therefrom, (d) provide light bulbs for the common areas of the Building, and (e) provide grounds maintenance to all landscaped areas.

6. Landlord agrees to furnish cleaning service as is customary in similar buildings in
         Cambridge, to all office areas, corridors, stairwells, lavatories, elevators, entrance lobbies, and all exterior windows of the Building.

                                                     EXHIBIT H

                                               RULES AND REGULATIONS

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than for ingress to and egress from tenant's space or the Building and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any common areas of the Building either by any Tenant, its invitees or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If a tenant's space is situated on the ground floor of the Building, the tenant thereof shall further, at tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no tenant shall sweep or throw or permit to be swept or thrown from the tenant's space any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and no tenant shall use, keep or permit to be used or keep any foul or noxious gas or substance in the tenant's space, or permit or suffer the tenant's space to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord, in the Landlord's sole discretion.

5. No sign, advertisement, notice or other lettering shall be exhibited inscribed, painted or affixed by any tenant on any part of the outside of the tenant's space of the Building or on the inside of the tenant's space if the same is visible from the outside of the tenant's space without the prior written consent of Landlord, except that the name of a tenant may appear on the entrance door of the tenant's space. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to a tenant or tenants violating this rule. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for